4
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.     )

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McKESSON CORPORATION
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McKESSON

2025

Annual Meeting of Shareholders and

PROXY STATEMENT

Focus on People and Culture

At McKesson, our purpose is Advancing Health Outcomes for All®

What sets McKesson apart as an exceptional place is our people. Our employees understand that together, unified by our global I²CARE values (Integrity, Inclusion, Customer-First, Accountability, Respect, Excellence), we fulfill our mission and uphold our reputation as a trusted partner to our customers and their patients. Our I²CARE values are foundational to all that we do and who we are as a company.

INTEGRITY	INCLUSION	CUSTOMER-FIRST	ACCOUNTABILITY	RESPECT	EXCELLENCE

At McKesson, everyone is a leader. ILEAD (Inspire, Leverage, Execute, Advance, Develop) is our common definition and shared commitment to leadership. By embracing this commitment, we bring out the best in ourselves and position McKesson to continue to drive better health – for our company, our customers and the patients we impact for years to come.

INSPIRE	LEVERAGE	EXECUTE	ADVANCE	DEVELOP

A Letter From Our Independent Chair

“We value the trust you place in us through your investment in McKesson and remain focused on driving the long-term growth of the company.” Donald R. Knauss Independent Chair
June 20, 2025
Dear Fellow Shareholders,
On behalf of our entire Board of Directors, thank you for your continued support of McKesson. As directors, we play a key role in guiding McKesson's culture and strategy, all in support of our purpose of Advancing Health Outcomes for All®.
McKesson’s Annual Meeting is an important opportunity to share how we are delivering on our strategic priorities, provide insight into key governance matters and to connect with our shareholders regarding the Board’s activities over the last year. As we approach the Annual Meeting, I would like to highlight several key areas of focus for the Board.
Delivering on our Strategic Priorities
We are proud of the progress McKesson has made in executing against our strategic priorities with focus and unwavering dedication. This commitment has enabled us to expand our differentiated capabilities, drive operational efficiencies and create real value for our partners and shareholders. In fiscal year (FY) 2025, McKesson made meaningful strides across our four strategic priorities: focus on people and culture, strengthen our North American pharmaceutical distribution, modernize and accelerate our portfolio, and enhance oncology and biopharma services platforms.
•Grounded in our I2CARE and ILEAD values, McKesson delivered disciplined execution across the business in FY 2025, resulting in a 25% increase in our stock price.
•In December, we completed the divestiture of our Canada-based Rexall and Well.ca businesses, sharpening our focus on strategic capital deployment that prioritizes investments in our oncology and biopharma services platforms.
•We also successfully onboarded several new customers and expanded a key pharmaceutical distribution relationship with a strategic customer in FY 2025, further demonstrating our differentiated distribution and sourcing capabilities, including our strong customer value proposition.
•We launched a comprehensive digital enablement and digital mindset training program across the enterprise to foster a cultural shift towards embracing digital tools and emerging technologies, including artificial intelligence (AI), ensuring that our leadership and employees are equipped to navigate and leverage the digital landscape effectively to increase efficiency and drive value. This initiative underscores our commitment to fostering a digital-first culture and equipping our workforce with the skills and mindset necessary to thrive in an increasingly digital world by reimagining how we work.
•By setting the tone at the top, we continue to play a key role in overseeing McKesson's commitment to regulatory excellence and compliance with applicable laws.

2025 Proxy Statement	1

A Letter From Our Independent Chair

Enhancing our Technology and AI
McKesson is integrating technology and AI to drive efficiency and enable smarter decision-making, improving our ability to deliver better health outcomes. We believe that by accelerating the use of AI across our portfolio, we can unlock the potential to improve the customer experience and increase productivity. Our Board is focused on managing AI-related risks as well as overseeing our AI strategy. McKesson has established a strong governance structure to balance considerations related to our AI strategy. We are excited to be recognized as one of America's Most Innovative Companies in 2025 by Fortune and will continue to strengthen our innovative culture to help drive McKesson's strategy and efforts to become the best place to work in healthcare.
Focusing on Governance
On behalf of the Board, thank you to our shareholders for your ongoing engagement and valuable feedback. Over the past year, we have had insightful conversations with many of you about important topics including: Board composition and refreshment; AI and cybersecurity; human capital management; and the structure of our executive compensation program.
Our Board is composed of a group of committed and highly qualified individuals who care deeply about McKesson and its future. We routinely evaluate the composition of the Board and strategically refresh our membership to ensure we have a balanced mix of expertise across disciplines to guide McKesson and support our strategic priorities. Since our last Annual Meeting, we have appointed two new members to our Board, Lynne M. Doughtie and Julie L. Gerberding, M.D., M.P.H. Ms. Doughtie brings to the Board a deep background in accounting and finance, and she serves on our Audit Committee and Finance Committee. Dr. Gerberding brings extensive executive experience in the healthcare industry and in federal health policy, and she serves on our Compliance Committee and Compensation and Talent Committee. The Board is excited about the appointment of these two new directors and looks forward to incorporating their expertise as we work together to continue to drive growth for McKesson. Additionally, Richard Carmona, M.D., who has reached the retirement age under our Corporate Governance Guidelines, will not be renominated to the McKesson Board. We would like to thank him for his dedicated service on the Board and the valuable insights he has provided over the years.
Thank You
Your Board members appreciate the opportunity to serve McKesson on your behalf. We value the trust you place in us through your investment in McKesson and remain focused on driving the long-term growth of the company.
Your vote is very important to us. We strongly encourage you to review both our proxy statement and annual report in their entirety ahead of the Annual Meeting on July 30, 2025, and respectfully request your support of our voting recommendations.
Donald R. Knauss
Independent Chair of the Board

2	2025 Proxy Statement

Notice of 2025 Annual Meeting of Shareholders To Be Held on July 30, 2025

Time and Date	Location	Record Date
July 30, 2025 08:30 a.m. Central Time	www.virtualshareholdermeeting.com/MCK2025	Shareholders of record at the close of business on June 4, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Items of Business		Vote Recommendations	For Further Details

1	Elect for a one-year term a slate of 12 directors as nominated by the Board of Directors	“FOR” each nominee	See Page 14

2	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026	“FOR”	See Page 39

3	Conduct a non-binding advisory vote on executive compensation	“FOR”	See Page 41

We also will conduct such other business as may properly be brought before the meeting.
You will be able to attend the Annual Meeting online, vote and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/MCK2025 and entering the 16-digit control number included in our Notice Regarding the Availability of Proxy Materials, voting instructions form or proxy card. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system.
On or about June 20, 2025, we began delivering proxy materials to all shareholders of record at the close of business on June 4, 2025. The mailing address of our principal executive offices is McKesson Corporation, 6555 State Highway 161, Irving, Texas 75039.
June 20, 2025
By Order of the Board of Directors
Saralisa C. Brau
Corporate Secretary
VOTING METHODS

Vote via Internet www.proxyvote.com or visit the URL located on your proxy card	Call Toll-Free Call the phone number located at the top of your proxy card	Vote by Mail Follow the instructions on your proxy card	Vote at Meeting Join our Annual Meeting at www.virtualshareholdermeeting.com/MCK2025
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be held on July 30, 2025. Our 2025 proxy statement and annual report are available free of charge at proxyvote.com.

2025 Proxy Statement	3

Notable Developments and Where to Read More
Hear from our Independent Chair	1
See our Fiscal Year 2025 Highlights	6
Learn about our Directors' Skills Matrix	15
Learn about our Board Evaluation Process	24
Learn about our Risk Oversight	31
Learn about our Shareholder Engagement	35

4	2025 Proxy Statement

Proxy Summary
This summary highlights certain information in this proxy statement and does not contain all the information you should consider in voting your shares. Please refer to the complete proxy statement and our annual report prior to voting at the Annual Meeting of Shareholders to be held on July 30, 2025 (Annual Meeting).
Our Company Priorities
McKesson Corporation is a diversified healthcare services leader dedicated to Advancing Health Outcomes for All®. We partner with biopharma companies, care providers, pharmacies, manufacturers, governments and others to deliver insights, products and services to help make quality care more accessible and affordable. Our company is focused on addressing the changing needs of our customers, their patients and the broader healthcare ecosystem. We have developed a clear enterprise strategy centered around a set of four company priorities:
Focus on People & Culture

One of McKesson’s defining characteristics is our strong culture. As members of Team McKesson, we are proud to foster a sense of belonging, find purpose and meaning in our work, and do everything we can to care for each other, our customers and all those who depend on us. We believe the best way to realize our purpose of Advancing Health Outcomes for All® is to utilize our strengths, live our I²CARE values (Integrity, Inclusion, Customer-First, Accountability, Respect, Excellence) and stay grounded in the ILEAD leadership principles (Inspire, Leverage, Execute, Advance, Develop) that move our company forward and enable us to make a lasting and meaningful impact.

Strengthen North American Pharmaceutical Distribution

Our operational excellence and ability to leverage our scale and distribution expertise is one of the many reasons why McKesson continues to be the partner of choice for hospitals, health systems and pharmacies of all sizes.
Modernize & Accelerate the Portfolio

We are building integrated platforms that leverage our differentiated assets and capabilities. We continue to develop innovative solutions and services through digital enablement and AI to solve complicated healthcare problems and improve patients’ lives.

Enhance Oncology & Biopharma Services Platforms

We continue to advance our differentiated capabilities in our oncology platform and are building capabilities in other specialties where we see the opportunity. We are growing our portfolio of biopharma solutions that improve the access, affordability and adherence of medications.

2025 Proxy Statement	5

Proxy Summary

Fiscal Year 2025 Highlights
In FY 2025, McKesson delivered growth in revenue and earnings per diluted share. Our results reflect the commitment of our employees and their dedication to deliver for customers, patients, communities and shareholders.

Total Revenues (in billions)

FY 2023	FY 2024	FY 2025

Cash Flow (in billions)

FY 2023	FY 2024	FY 2025

■	Operating Cash Flow	■	Free Cash Flow*

Shareholder Return (in billions)

FY 2023	FY 2024	FY 2025

■	Total Cash Returned to Shareholders	■	Share Repurchases

*   See Appendix A to this proxy statement for a reconciliation of free cash flow, a non-GAAP metric, to the most directly comparable GAAP metric.

6	2025 Proxy Statement

Proxy Summary

McKesson’s Impact
Advancing Health Outcomes for All®

Our People	Our Partners	Our Community	Our Planet
We are committed to improving care in every setting in pursuit of our purpose of Advancing Health Outcomes for All®. It is this purpose that drives us to make advancements within our enterprise and beyond. McKesson is an impact-driven organization that is committed to providing dynamic opportunities for people to thrive, collaborating to improve health outcomes for patients, enhancing the health of those in our communities and delivering environmental action for health. These themes support McKesson’s purpose and align with our Impact Pillars: Our People, Our Partners, Our Community and Our Planet.
To learn more about McKesson’s impact in these areas, please see our FY 2025 Impact Report, which we expect to be available on the Company’s website in July 2025. Our Impact Report is not part of, or incorporated by reference into, this proxy statement.
Science Based Targets Initiative
In FY 2023, McKesson received approval from the Science Based Targets initiative (SBTi) for our climate change targets – following through on our commitment to set science-based targets to guide our greenhouse gas (GHG) emissions reductions. In doing so, McKesson joined companies across the globe committed to setting and achieving targets to reduce GHG emissions that are aligned to the goal of limiting global temperature rise to 1.5º C.

Our science-based targets as approved by SBTi are as follows:

Reduce absolute scope one and two GHG emissions 50.4% by FY 2032 from a FY 2020 base year	Ensure 70% of McKesson suppliers, by spend covering purchased goods and services, will have their own science-based targets by FY 2027

McKesson's efforts to achieve these science-based targets include projects and initiatives in the following areas:

Energy efficiency projects in our buildings	Increasing our procurement of renewable energy
Improving fleet efficiency and using alternative fuel vehicles	Engaging with our suppliers to set their own SBTi targets

Investing in Our Local Communities
The McKesson Foundation, a 501(c)(3) organization (Foundation), continued to support our communities and awarded grants to charitable organizations in the U.S. and Canada that reduce the burden of cancer, prepare tomorrow’s healthcare workforce and accelerate crisis response. Through its grant-making program, the Foundation funded nearly 92 organizations and disbursed approximately $11.3 million in FY 2025. Almost half of the grant funds supported programs providing direct patient care and assistance.
The McKesson Foundation Scholarship Program, funded by the Foundation and administered by Scholarship America, awarded 108 scholarships to McKesson family members, representing approximately $378,000 in scholarship funds. Nearly half of the new scholarship recipients are the first in their family to attend college.

$2.1 million in employee matching gifts to benefit more than 2,200 charities in FY 2025

Our employees volunteered more than 43,000 hours with charities across the U.S. and Canada

2025 Proxy Statement	7

Proxy Summary

We Welcome Shareholder Feedback Year-Round
Our Board believes proactive shareholder engagement and consideration of shareholder feedback are critical to driving long-term growth and creating shareholder value. Our shareholder engagement program is a robust, year-round process encompassing meetings held throughout the year with shareholders during which we encourage ongoing, meaningful dialogue about the issues they find most important. We report shareholder feedback to our Board, and our Independent Chair and Chair of the Governance and Sustainability Committee participated in several of these key engagements in FY 2025.

Assess & Prepare	Engage with Shareholders
Our Board reviews our Annual Meeting results, ongoing shareholder feedback and corporate governance and compensation trends to help drive and develop our shareholder engagement priorities. Management also attends various conferences throughout the year to better understand our stakeholders' views on corporate governance trends and other matters.

We respond to shareholder feedback by enhancing our policies, practices and disclosures informed by ongoing dialogue with our shareholders. The proxy statement communicates important updates and enhancements made during the fiscal year.

Respond to Shareholder Feedback	Evaluate Shareholder Feedback
We invite shareholders to engage with us throughout the year. We also connect with shareholder proponents to learn about concerns they identify. During our engagements, we provide important corporate governance and other updates about the Company and proactively request shareholders' feedback.
Our Board reviews shareholder feedback throughout the year and identifies key themes, which inform important practices and policies.

Scope of Outreach and Key Topics
In FY 2025, our Chief Executive Officer, Chief Financial Officer and Investor Relations team attended eleven healthcare conferences and non-deal road shows to discuss the Company’s strategic priorities and other topics, and they conducted numerous one-on-one meetings with shareholders throughout the year. Our Governance and Investor Relations teams also proactively reached out to shareholders representing approximately 55% of our outstanding common stock and engaged with shareholders representing approximately 34% of our outstanding common stock on governance-related topics. Our Independent Chair and Chair of the Governance and Sustainability Committee participated in meetings with shareholders representing approximately 26% of our outstanding common stock. Topics discussed with our shareholders in governance-related engagements included:
•Board Composition and Refreshment
•Board Evaluation
•AI and Cybersecurity

•Executive Compensation
•Human Capital Management
•Emissions Reduction Targets

8	2025 Proxy Statement

Proxy Summary

Item	Your Board’s Recommendation

1
ELECTION OF 12 DIRECTOR NOMINEES FOR A ONE-YEAR TERM
Our director nominees bring broad and relevant leadership and professional experience to the McKesson Board. Eleven of our twelve director nominees are independent.
FOR each nominee
(See Page 14)

Director Nominees and Our Approach to Governance
Our director nominees bring a broad and relevant mix of skills, experience, backgrounds and perspectives. Additional information about each director nominee’s experience and qualifications can be found beginning on page 14 of this proxy statement.

Board Refreshment
64% of independent director nominees have a tenure of less than 5 years

0-4:	●●●●●●●

5-10:	●●●●
Director Independence
11 director nominees are independent

2025 Proxy Statement	9

Proxy Summary

Skills and Experience Highlights that Advance Company Priorities

The following table provides summary information about the 12 director nominees and their current committee memberships.
Name		Age	Director Since	Committee Memberships	Other Public Company Boards
	Dominic J. Caruso Retired EVP and CFO, Johnson & Johnson	67	2018		1
	Lynne M. Doughtie Retired Chair and CEO, KPMG U.S.	62	2025		2
	W. Roy Dunbar Retired CEO and Chairman, Network Solutions, LLC	64	2022		3
	Deborah Dunsire, M.D. Retired President and CEO, H. Lundbeck A/S	63	2024		1
	Julie L. Gerberding, M.D., M.P.H. CEO, Foundation for the National Institutes of Health	69	2025		1
	James H. Hinton Operating Partner, Welsh, Carson, Anderson & Stowe	66	2022		1
	Donald R. Knauss Retired Chairman and CEO, The Clorox Company	74	2014		2
	Bradley E. Lerman EVP and Chief Legal Officer, Starbucks Corporation	69	2018		0
	Maria N. Martinez Retired EVP and COO, Cisco Systems, Inc.	67	2019		2
	Kevin M. Ozan Retired EVP and CFO, McDonald's Corporation	62	2024		1
	Brian S. Tyler CEO, McKesson Corporation	58	2019	–	1
	Kathleen Wilson-Thompson Retired EVP and Global CHRO, Walgreens Boots Alliance, Inc.	67	2022		2

Committee Chair	Audit	Compensation and Talent
Compliance	Finance	Governance and Sustainability
Independent
We believe that our director nominees possess the right mix of skills, qualifications and experience that provide us with the optimal composition for the McKesson Board. A snapshot of our director nominees' skills include:
Focus on People & Culture
Strengthen North American Pharmaceutical Distribution
Modernize & Accelerate
the Portfolio

Enhance Oncology & Biopharma Services Platforms

Sustainability and Human Capital Management

Distribution / Supply Chain Experience

Business Transformation / M&A

Healthcare Industry Experience

10	2025 Proxy Statement

Proxy Summary

Governance Highlights
Focused oversight responsibilities. Our Governance and Sustainability Committee is responsible for the oversight of corporate governance and sustainability matters. Our Compensation and Talent Committee is responsible for the oversight of our executive compensation programs, senior management succession planning and topics related to our best talent strategy and talent development, employee engagement and culture matters. Our Compliance Committee, in coordination with the Audit Committee, reviews among other things the Company's approach to risk identification and mitigation plans for certain cybersecurity and technology-related risks. These focused committee-level responsibilities allow our Board to effectively address issues salient to our Company strategy and the broader market environment.
Leading corporate governance practices. We highlight some of the key features of our corporate governance practices below. Please see “Corporate Governance” beginning on page 25 of this proxy statement for more information about McKesson’s corporate governance practices.

Shareholder Rights	Board of Directors	Corporate Governance

•Annual election of directors with majority voting standard for uncontested elections
•Proxy access
•Meaningful right to call special meeting of shareholders (15% ownership threshold)
•No supermajority vote provisions

•Independent Chair of the Board
•11 of 12 director nominees are independent
•Regular executive sessions of independent directors
•Annual Board and committee evaluation process
•Policy requiring directors with over 12 years of tenure to offer to resign
•Policies on other public company board service and retirement age

•Pay for performance alignment
•No poison pill
•Regular Board refreshment
•Comprehensive senior management succession planning process
•Robust shareholder engagement program
•Stock ownership guidelines for executives and directors

2025 Proxy Statement	11

Proxy Summary

Item	Your Board’s Recommendation

2
RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026
Deloitte & Touche LLP (D&T) is an independent accounting firm with the breadth of expertise and knowledge necessary to audit the Company. Their institutional knowledge of our business and control framework results in effective and efficient audits. The Audit Committee has reviewed the independence, qualifications and performance of D&T and has determined that their retention is in the best interests of McKesson and its shareholders.
FOR (See Page 39)

Item	Your Board’s Recommendation

3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our executive compensation program is the result of thorough Compensation and Talent Committee review, and it continues to emphasize pay for performance and reflects shareholder feedback.
FOR (See Page 41)

12	2025 Proxy Statement

Proxy Summary

Executive Compensation Highlights
As discussed in detail under “Compensation Discussion and Analysis,” we have developed an executive compensation program designed to strike the right balance of pay for performance, attract and retain an exceptionally talented executive team, steer McKesson’s leadership to meet ambitious goals without taking undue risk and build long-term value for our shareholders.
Shareholders expressed support for our compensation structure and design. We were pleased to receive positive feedback from shareholders regarding our program over the past year, which was reflected in the vote results from our 2024 Annual Meeting of Shareholders where approximately 90% of votes cast were in favor of our say-on-pay proposal. In light of the positive feedback we received from shareholders with respect to our executive compensation program, the Compensation and Talent Committee determined not to make any adjustments to the plans for FY 2025.

Approximately 90% of votes cast were in favor of our say-on-pay proposal at our 2024 Annual Meeting

Our executive compensation program is predominantly performance-based, consisting of four primary compensation elements that each serve a unique purpose. The metrics below incentivize our executives to focus on operational objectives that are expected to drive shareholder value.

Pay Element	Performance Metric	Rationale	Target Pay
Base Salary	—	Attracts and retains high-performing executives by providing market-competitive fixed pay	—
Management Incentive Plan (annual cash incentive)	Adjusted EPS	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations	100% — 200% of Base Salary
	Adjusted Operating Profit	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations
	Free Cash Flow	Rewards generating cash to invest in growth and return capital to shareholders; important valuation metric
	Non-Financial Priority Areas	Ensures progress on non-financial priorities that are aligned with our business strategy	Discretionary Downward-Only Modifier
Performance Stock Units (long-term equity incentive)	3-Year Cumulative Adjusted EPS	Measures long-term earnings power, drives returns for the Company and directly correlates to share price performance	60% of Target LTI Value
	3-Year Average ROIC	Encourages leaders to make sound investments that generate returns for shareholders; important valuation metric
	MCK TSR vs. Comparator Group	Rewards share price performance relative to comparator group over time
Restricted Stock Units (long-term equity incentive)	—	Directly aligns with value delivered to shareholders	40% of Target LTI Value

2025 Proxy Statement	13

ITEM 1

Election of Directors

There are 12 director nominees for election to the Board. The directors elected at the Annual Meeting will hold office until the 2026 Annual Meeting of Shareholders and until their successors have been elected and qualified, or until their earlier resignation, removal or death.
Richard H. Carmona, M.D., who has reached the retirement age under our Corporate Governance Guidelines, is not being renominated to the McKesson Board and his term will end effective at the Annual Meeting. The Governance and Sustainability Committee has recommended, and the Board has approved, the re-election of the twelve director nominees listed in Item 1 for the Annual Meeting. Each director nominee has informed the Board that he or she is willing to serve as a director. If any director nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the individuals named in the proxy to vote for a replacement nominee, or the Board may reduce its size.

Your Board recommends a vote FOR each director nominee.

14	2025 Proxy Statement

Item 1. Election of Directors

Director Skills, Experiences and Qualifications
The skills matrix below identifies our twelve director nominees’ prominent experiences and qualifications to effectively serve on our Board. Our director nominees bring unique backgrounds and ranges of expertise, knowledge and experience, which we believe provide an appropriate mix of qualifications necessary for our Board to effectively fulfill its oversight responsibilities. By its nature, the information contained in this summary is not intended to be exhaustive but aims to convey the general breadth of experience and qualifications that our director nominees bring to their work on the Board to oversee strategy, performance, culture and risk at McKesson.

Business Transformation / M&A Business transformation and M&A experience helps provide oversight of McKesson’s strategic planning decisions, including significant transactions

Healthcare Industry Experience
Relevant industry experience ensures knowledge of the unique challenges faced by our business, including our regulatory environment, customer base and competitive landscape

Distribution / Supply Chain Experience Supply chain and distribution experience ensures thorough understanding of a key business model and aids in oversight of our operations
Sustainability and Human Capital Management Experience with sustainability priorities is important to our Board as we strive to improve care in every setting and attract and retain top talent
Senior Executive Leadership Experience in a leadership role (CEO, CFO or other executive position) provides expertise in shaping strategy and overseeing the performance of our management team
Other Public Company Board Service Experience as a public company director provides knowledge of corporate governance and understanding of board accountability and oversight

Financial / Accounting
Experience in the preparation and review of financial statements and internal control over financial reporting provides background in advising and overseeing capital structure and accurate reporting

Risk Management and Compliance
Compliance expertise or experience in the identification, assessment and mitigation of enterprise risks facing our company helps to assess and provide oversight of potential threats

Cybersecurity / AI / Technology Experience with technology helps us accelerate our strategic growth initiatives and oversee cybersecurity, AI and technology-related risks
Global / International Experience International experience is important for our Board as we maintain a global presence through our supply chain
Marketing / Public Relations / Communications These skills provide the ability to oversee our communications and work with management on effective disclosures

2025 Proxy Statement	15

Item 1. Election of Directors

Director Nominees
The following section provides a brief description of each of the twelve director nominees, including their age, principal occupation, position and business experience, including other public company directorships for at least the past five years. Each director nominee’s biographical information includes a description of the nominee’s experience, qualifications, attributes or skills that qualify the nominee to serve on the Company’s Board at this time.

Dominic J. Caruso

Retired Executive Vice President and Chief Financial Officer, Johnson & Johnson
Age: 67 Director since: 2018	Committees: Audit (Chair) Compliance	Director Qualification Highlights: Financial Expertise Risk Management and Controls

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Caruso retired as executive vice president and chief financial officer of Johnson & Johnson, a manufacturer of medical devices and pharmaceutical products, in August 2018, having served in the role since 2007.
•He led the company’s financial and investor relations activities, as well as the procurement organization.
•Mr. Caruso joined Johnson & Johnson in October 1999 as chief financial officer for Centocor, Inc., upon the completion of the merger of Centocor and Johnson & Johnson.
•Prior to joining Centocor, he had varied industry experiences with KPMG.
•Mr. Caruso was actively involved in government relations activities globally, including having served as co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy.

•He currently serves on the Board of Trustees of the Cystic Fibrosis Foundation.
SKILLS AND QUALIFICATIONS
Mr. Caruso brings to the Board financial expertise and leadership, as well as a deep familiarity with investors’ perspectives, having previously served as an executive officer of a publicly traded healthcare company. With a focus on healthcare compliance throughout his career at Johnson & Johnson, Centocor, Inc. and KPMG, Mr. Caruso also brings experience in financial and compliance risk oversight.
OTHER PUBLIC COMPANY BOARDS
Current: Kyndryl Holdings, Inc.
Past Five Years: None

Lynne M. Doughtie

Retired Chair and Chief Executive Officer, KPMG U.S.
Age: 62 Director since: 2025	Committees: Audit Finance	Director Qualification Highlights: Financial Expertise Risk Management and Controls

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Ms. Doughtie is the former chair and chief executive officer of KPMG U.S., one of the largest professional services firms. She held this role from 2015 to 2020, becoming the first woman to serve as both chair and CEO in the firm's history. She also was a member of KPMG's Global Board and Executive Committee.
•Ms. Doughtie led KPMG’s advisory business in the U.S. after joining KPMG's audit practice in 1985 and serving in a number of national, regional and global leadership roles, including as lead engagement partner.
•Ms. Doughtie earned a B.S. in accounting from Virginia Polytechnic Institute and State University (Virginia Tech)/Pamplin College of Business in 1985, as well as her certification as a public accountant.

SKILLS AND QUALIFICATIONS
Ms. Doughtie brings to the Board executive leadership and accounting and finance expertise as the former chair and chief executive officer of KPMG U.S. Ms. Doughtie spent over 30 years at KPMG, during which she gained depth of experience across various industries, including technology, healthcare and financial services, bringing to McKesson operational and strategic insights.
OTHER PUBLIC COMPANY BOARDS
Current: The Boeing Company, Workday, Inc.
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

16	2025 Proxy Statement

Item 1. Election of Directors

W. Roy Dunbar

Retired Chief Executive Officer and Chairman, Network Solutions, LLC
Age: 64 Director since: 2022	Committees: Compliance Governance and Sustainability	Director Qualification Highlights: Technology Sustainability and Human Capital Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Dunbar most recently served as chief executive officer and chairman at Network Solutions, LLC, an IT service management company, from 2008 to 2010.
•From 2004 to 2008, he served as president of global technology and operations for MasterCard where he was responsible for its global payments platform and operations.
•Prior to that, he spent over a decade at Eli Lilly and Company where he served as president for the intercontinental region, vice president of information technology and chief information officer.
•Mr. Dunbar graduated from Manchester University in the United Kingdom with a pharmacy degree and a master’s degree in business administration from Manchester Business School.

SKILLS AND QUALIFICATIONS
Mr. Dunbar brings to the Board experience in technology, operations and healthcare, as well as data governance and cybersecurity. He also brings additional experience in sustainability matters to help guide McKesson's focus on business impact initiatives. Mr. Dunbar has served in various executive capacities where he was accountable for international operations.
OTHER PUBLIC COMPANY BOARDS
Current: Duke Energy Corp., Johnson Controls International plc, SiteOne Landscape Supply, Inc.
Past Five Years: Humana Inc. (2005 - 2020)

Deborah Dunsire, M.D.

Retired President and Chief Executive Officer, H. Lundbeck A/S
Age: 63 Director since: 2024	Committees: Audit Finance	Director Qualification Highlights: Healthcare Industry Business Transformation

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Dr. Dunsire served as President and CEO of H. Lundbeck A/S, a biopharmaceutical company specializing in developing and delivering transformative therapies for brain diseases, from 2018 to 2023.
•From 2017 to 2018, she served as President and CEO of XTuit Pharmaceuticals, a biopharmaceutical company focused on cancer treatments.
•Prior to her employment with XTuit Pharmaceuticals, Dr. Dunsire held various executive leadership roles at FORUM Pharmaceuticals, Millennium: The Takeda Oncology Company and Millennium Pharmaceuticals.
•Dr. Dunsire started her career as a primary care physician in Johannesburg, South Africa and received her medical degree from the University of Witwatersrand in Johannesburg, South Africa.

SKILLS AND QUALIFICATIONS
Dr. Dunsire brings to the Board deep healthcare and clinical experience, including leadership of large, complex biopharmaceutical companies, as well as experience in healthcare operations and clinical research. She also brings a unique perspective with her clinical background and expertise in the pharmaceutical and oncology areas, which align with McKesson's strategic growth priorities.
OTHER PUBLIC COMPANY BOARDS
Current: Ultragenyx Pharmaceutical Inc.
Past Five Years: Alexion Pharmaceuticals Inc. (2018 – 2021), Syros Pharmaceuticals, Inc. (2021 – 2024)

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

2025 Proxy Statement	17

Item 1. Election of Directors

Julie L. Gerberding, M.D., M.P.H.

Chief Executive Officer, Foundation for the National Institutes of Health
Age: 69 Director since: 2025	Committees: Compensation and Talent Compliance	Director Qualification Highlights: Federal Health Policy and Healthcare Risk Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Dr. Gerberding currently serves as the chief executive officer of the Foundation for the National Institutes of Health (FNIH), which convenes public and private partnerships between the National Institutes of Health, academia, life science companies and patient advocacy groups.
•Previously, Dr. Gerberding served as the executive vice president and chief patient officer at Merck & Co. from 2014 to 2022, overseeing patient engagement, strategic communications, global public policy and population health. She joined Merck in 2010 as the president of vaccines and was instrumental in expanding global access to the company’s vaccines.
•Dr. Gerberding served as the director of the Centers for Disease Control from 2002 to 2009.
•Dr. Gerberding serves on the board of directors of the National Health Council and the Mayo Clinic, and she is on the board of trustees for Case Western Reserve University, where she serves on the Research and Tech Transfer Committee.
•Dr. Gerberding received her undergraduate and medical degrees from Case Western Reserve University and a Masters of Public Health at the University of California, Berkeley.

SKILLS AND QUALIFICATIONS
Dr. Gerberding brings extensive executive experience in the healthcare industry and federal health policy as the chief executive officer of the FNIH and former executive officer of a pharmaceutical company. Her experience on various boards of directors and focus on healthcare policy and compliance, along with her clinical background, bring a valuable perspective that aligns with McKesson’s strategic growth priorities.
OTHER PUBLIC COMPANY BOARDS
Current: HilleVax, Inc.
Past Five Years: Cerner Corporation (2017 – 2022)

James H. Hinton

Operating Partner, Welsh, Carson, Anderson & Stowe
Age: 66 Director since: 2022	Committees: Compensation and Talent Finance	Director Qualification Highlights: Healthcare Industry Compliance

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Hinton currently serves as an operating partner for the private equity firm Welsh, Carson, Anderson & Stowe.
•From 2017 to 2021, he served as the CEO of Baylor Scott & White Health, the largest not-for-profit health system in Texas and one of the largest in the U.S.
•Mr. Hinton joined Presbyterian Healthcare Services, New Mexico’s largest not-for-profit healthcare provider, in 1983 and he served as their CEO from 1995 to 2016.
•During that time, he was a member of the American Hospital Association Board of Trustees and served as its Chair in 2014.
•Mr. Hinton holds a master’s degree in healthcare administration from Arizona State University and a bachelor’s degree in economics from the University of New Mexico.

SKILLS AND QUALIFICATIONS
Mr. Hinton brings to the Board broad-based healthcare experience, including in all aspects of leading a complex healthcare services organization, as well as experience in healthcare operations and compliance, private equity, and mergers and acquisitions. He also brings experience in the development of integrated systems, adding valuable insights to the McKesson Board on customer experience and affordability.
OTHER PUBLIC COMPANY BOARDS
Current: AMN Healthcare Services, Inc.
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

18	2025 Proxy Statement

Item 1. Election of Directors

Donald R. Knauss

Retired Chairman and Chief Executive Officer, The Clorox Company
Age: 74 Director since: 2014	Committees: Compensation and Talent (Chair) Finance Governance and Sustainability	Director Qualification Highlights: Human Capital Management Distribution / Supply Chain Experience

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Knauss retired from The Clorox Company, a multinational manufacturer and marketer of consumer and professional products, in 2015, having served as executive chairman of the board from November 2014 until July 2015 and chairman and chief executive officer from October 2006 until November 2014.
•He was executive vice president of The Coca-Cola Company and president and chief operating officer for Coca-Cola North America from February 2004 until September 2006.
•Prior to his employment with The Coca-Cola Company, he held various positions in marketing and sales with PepsiCo, Inc. and Procter & Gamble, and he also served as an officer in the United States Marine Corps.
•Mr. Knauss also serves on the board of trustees for the University of San Diego.

SKILLS AND QUALIFICATIONS
Mr. Knauss brings to the Board substantial board leadership skills through his chairmanship role at The Clorox Company. He also brings substantial executive experience through which he has developed valuable operational insights and strategic and long-term planning capabilities, as well as extensive international business management and retail experience, which includes experience in the retail pharmacy area. Mr. Knauss also has significant public company board experience.
OTHER PUBLIC COMPANY BOARDS
Current: Kellanova (formerly Kellogg Company), Target Corporation
Past Five Years: None

Bradley E. Lerman

Executive Vice President and Chief Legal Officer, Starbucks Corporation
Age: 69 Director since: 2018	Committees: Compliance (Chair) Governance and Sustainability	Director Qualification Highlights: Risk Management and Compliance Sustainability and Human Capital Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Lerman currently serves as the executive vice president and chief legal officer of Starbucks Corporation, a company with a multinational chain of coffeehouses and roastery reserves.
•Previously, Mr. Lerman served as the senior vice president, general counsel and corporate secretary of Medtronic plc, a medical device company, from 2014 to January 2022.
•At Medtronic, he led the company’s global legal, government affairs and ethics and compliance functions. Prior to Medtronic, Mr. Lerman served as executive vice president, general counsel and corporate secretary for the Federal National Mortgage Association (Fannie Mae).
•Previous to Fannie Mae, he served as senior vice president, associate general counsel and chief litigation counsel for Pfizer.
•Mr. Lerman also served as a litigation partner at Winston & Strawn LLP in Chicago and as an assistant U.S. attorney in the Northern District of Illinois.

•He received a law degree from Harvard Law School and his bachelor’s degree in economics from Yale University.
SKILLS AND QUALIFICATIONS
Mr. Lerman brings to the Board significant legal and regulatory experience gained from years of serving as general counsel, chief legal officer and corporate secretary for publicly traded and regulated corporations and his years of large law firm practice and government positions with law enforcement responsibilities. He also brings a multilayered understanding of the healthcare industry and experience linking compliance and legal considerations with corporate strategy and sustainability initiatives.
OTHER PUBLIC COMPANY BOARDS
Current: None
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

2025 Proxy Statement	19

Item 1. Election of Directors

Maria N. Martinez

Retired Executive Vice President and Chief Operating Officer, Cisco Systems, Inc.
Age: 67 Director since: 2019	Committees: Compliance Governance and Sustainability (Chair)	Director Qualification Highlights: Technology International Experience

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Ms. Martinez most recently served as executive vice president and chief operating officer from March 2021 to May 2024 and was executive vice president and chief customer experience officer from April 2018 until March 2021 at Cisco Systems, Inc., a multinational digital communications technology company.
•Prior to joining Cisco, Ms. Martinez served in a variety of senior executive roles at Salesforce, Inc., including president, Global Customer Success and Latin America from March 2016 to April 2018; president, Sales and Customer Success from February 2013 to March 2016; executive vice president and chief growth officer from February 2012 to February 2013; and executive vice president, Customers for Life from February 2010 to February 2012.
•Prior to joining Salesforce, she managed the global services business for Microsoft Corporation, including professional services and customer support for all products.
•Ms. Martinez also has held a number of other leadership positions at Motorola, Inc. and AT&T Inc., and served as chief executive officer of Embrace Networks, Inc.

•Ms. Martinez holds a bachelor’s degree in electrical engineering from the University of Puerto Rico and a master’s degree in computer engineering from Ohio State University.
SKILLS AND QUALIFICATIONS
Ms. Martinez brings to our Board leadership experience at leading technology companies, which enhances the Board’s depth of experience in business and digital transformation. She also brings a global leadership perspective, as well as a focus on customer success and customer experience.
OTHER PUBLIC COMPANY BOARDS
Current: Tyson Foods, Inc., Bank of America Corporation
Past Five Years: Cue Health Inc. (2021 - 2024)

Kevin M. Ozan

Retired Executive Vice President and Chief Financial Officer, McDonald's Corporation
Age: 62 Director since: 2024	Committees: Audit Finance (Chair)	Director Qualification Highlights: Financial Expertise International Experience

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Ozan most recently served as senior executive vice president, strategic initiatives from September 2022 to June 2023 and executive vice president and chief financial officer from March 2015 to August 2022 of McDonald’s Corporation, a leading global food service retailer.
•Mr. Ozan held various roles of increasing responsibility across the financial and investor relations teams at McDonald’s from 1997 to 2015.
•Prior to joining McDonald’s, he worked for over a decade in Ernst & Young’s audit and mergers and acquisitions practices.
•Mr. Ozan currently serves on the board of directors of Cineworld, a private company with one of the largest cinema businesses in the world.

•Mr. Ozan has a bachelor’s degree in accounting from the University of Michigan and a master’s degree in business from the Kellogg School of Management at Northwestern University.
SKILLS AND QUALIFICATIONS
Mr. Ozan brings to the Board considerable experience in the areas of finance, mergers and acquisitions, risk management and international operations having served as a former senior financial executive at a global company.
OTHER PUBLIC COMPANY BOARDS
Current: The Hershey Company
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

20	2025 Proxy Statement

Item 1. Election of Directors

Brian S. Tyler

Chief Executive Officer, McKesson Corporation
Age: 58 Director since: 2019	Committees: None	Director Qualification Highlights: Business Transformation Health Care Industry

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Tyler has served as chief executive officer of McKesson Corporation since April 2019 and previously served as the Company’s president and chief operating officer from August 2018 to March 2019.
•Mr. Tyler served as chairman of the Management Board of McKesson Europe AG from 2017 to 2018, president and chief operating officer of McKesson Europe from 2016 to 2017, president of McKesson's North American Pharmaceutical Distribution and Services from 2015 to 2016, and McKesson's executive vice president, corporate strategy and business development from 2012 to 2015.
•Mr. Tyler previously served in various other leadership roles at McKesson, including as president of U.S. Pharmaceutical, president of McKesson Medical-Surgical, and president of McKesson Specialty Health.
•Mr. Tyler is a member of the board of directors of the International Federation of Pharmaceutical Wholesalers (IFPW) and a member of the IFPW Foundation board of directors.

•He is a member of the American Cancer Society’s CEOs Against Cancer group in the North Texas chapter.
•Mr. Tyler earned his Ph.D. from the University of Chicago, Department of Economics specializing in industrial organization, labor economics and public finance / project evaluation.
SKILLS AND QUALIFICATIONS
Mr. Tyler brings over 25 years of business and healthcare experience to the Board. As McKesson’s CEO and a long-time leader of McKesson’s businesses, Mr. Tyler has extensive knowledge of the Company’s culture and workforce, and its challenges and opportunities.
OTHER PUBLIC COMPANY BOARDS
Current: Republic Services, Inc.
Past Five Years: None

Kathleen Wilson-Thompson

Retired EVP and Global Chief Human Resources Officer, Walgreens Boots Alliance, Inc.
Age: 67 Director since: 2022	Committees: Compensation and Talent Governance and Sustainability	Director Qualification Highlights: Healthcare Industry Sustainability Human Capital Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Ms. Wilson-Thompson most recently served as executive vice president and global chief human resources officer of Walgreens Boots Alliance, Inc., a healthcare and retail pharmacy company, from December 2014 to January 2021, after serving as senior vice president and chief human resources officer from January 2010 to December 2014.
•Previously, she served as senior vice president, global human resources and chief labor and employment counsel at Kellogg Company.
•Ms. Wilson-Thompson earned an A.B. degree from the University of Michigan, and J.D. and LL.M. (Corporate and Finance Law) degrees from Wayne State University.

SKILLS AND QUALIFICATIONS
Ms. Wilson-Thompson brings to the Board more than a decade of senior executive level experience leading human resources and human capital management strategy at global healthcare companies. She also brings valuable insights from her extensive public company board service in the manufacturing and retail industries.
OTHER PUBLIC COMPANY BOARDS
Current: Tesla, Inc., Wolverine Worldwide, Inc.
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

2025 Proxy Statement	21

Item 1. Election of Directors

Director Qualifications, Shareholder Recommendations and Nominations
To fulfill its responsibility to recruit and recommend to the Board nominees for election as directors, the Governance and Sustainability Committee considers all qualified candidates who may be identified by any of the following sources: current or former Board members, a professional search firm, Company employees, shareholders or other parties. Ms. Doughtie and Dr. Gerberding were elected to the Board, effective February 3, 2025. Both directors were recommended by a third-party search firm.
Shareholders may make a recommendation for a director candidate by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Corporate Secretary’s Office by email at corpsecretary@mckesson.com. Recommendations received by the Corporate Secretary may be presented to the Governance and Sustainability Committee for its consideration in the determination of the Corporate Secretary. The Governance and Sustainability Committee will consider director candidates who meet the criteria described below. In order for a shareholder to make a nomination of a director candidate for election at an upcoming meeting of shareholders, such shareholder’s nomination must comply with the requirements set forth in the Company’s By-Laws.
In evaluating candidates for the Board, the Governance and Sustainability Committee reviews each candidate’s independence, skills, experience and expertise against the criteria adopted by the Board. Members of the Board should have the highest professional and personal ethics, integrity and values, and represent a range of perspectives and experiences consistent with the Company’s requirements. They should have broad experience at the policy-making level in business, technology, healthcare or public interest, or have achieved prominence in a relevant field. The Governance and Sustainability Committee will consider whether the candidate’s background and experience demonstrate the ability to make the kind of important and sensitive judgments that the Board is called upon to make, and whether the nominee’s skills are complementary to the existing Board members’ skills. In addition, Board members must be willing to consider different perspectives and able to devote sufficient time and energy to the performance of their duties as a director.
Other Board Memberships
As part of its Corporate Governance Guidelines, the Board has adopted a policy on the number of other public company boards on which its directors may serve. This policy guides the Board's annual review of outside director commitments to ensure that each McKesson director is able to devote the time required to fulfill the increasingly complex role of a public company director. The Company appreciates the experience directors bring from their service on other boards, and the policy provides that directors should not serve on more than four other public company boards in addition to McKesson’s Board. The policy also requires that directors use their best efforts to provide notice to the Chair and the Corporate Secretary prior to accepting a board seat, advisory role or committee assignment on another company board, whether public, private or not-for-profit. Directors also must offer to tender their resignations when they change employment or their major responsibilities. The Governance and Sustainability Committee has reviewed the board commitments of all director nominees and determined that their involvement with other public company boards are in compliance with our Corporate Governance Guidelines.

22	2025 Proxy Statement

Item 1. Election of Directors

Director Qualification Considerations
The Board does not maintain a formal policy regarding Board diversity. The Governance and Sustainability Committee considers education, experience, skills, perspectives, personal qualities and other attributes when it considers director nominees. Our Governance and Sustainability Committee and the Board believe that a balanced Board fosters a robust and comprehensive deliberation and decision-making process that is essential to the continued effective functioning of the Board and continued success of the Company.
Tenure and Retirement Policies
Under our Corporate Governance Guidelines, non-employee directors with more than 12 years of service on the McKesson Board must offer to resign from the Board.
In addition, non-employee directors who reach the age of 75 by the next annual meeting of shareholders generally are not re-nominated to the Board.

OUR TENURE AND RETIREMENT POLICIES

12-Year Term Limit	or	75 Retirement Age

2025 Proxy Statement	23

Item 1. Election of Directors

Evaluating Board Composition, Performance and Effectiveness
Board evaluations play a critical role in assessing the effective functioning of our Board. The directors or a third-party evaluator conduct an annual evaluation to consider where the Board functions most effectively, and more importantly, to identify areas in which they believe the Board can make a better contribution to the Company. The core elements of our Board’s evaluation process include the following:

Establish Annual Workplan	Conduct Annual Review	Director Self-Assessments

Report to Board	Independent Chair Conversations	Enhancements

1	Establish Annual Workplan
•Our Governance and Sustainability Committee leads the evaluations of the Board and the Independent Chair of the Board. Each committee is responsible for evaluating its own performance. The Governance and Sustainability Committee also establishes workplans for the Board and the Independent Chair, and it reviews periodically the Board’s evaluation process and makes enhancements based on the Company’s evolving business strategies and risks.

2	Conduct Annual Review	•Each committee annually evaluates its performance against pre-established workplan items.

3	Director Self-Assessments	•A director self-assessment is disseminated and used as a discussion guide for directors to use in reflecting upon their own performance as a director and the overall Board dynamic.

4	Enhancements	•An independent third-party facilitator conducts the Board evaluation and provides feedback on Board effectiveness and strengthening Board oversight on a periodic basis.

5	Independent Chair Conversations
•Our Independent Chair also speaks to directors individually. The Governance and Sustainability Committee considers the results of individual director conversations as part of the nomination process for the next annual meeting.

6	Report to Board
•As a result of its evaluation process, the Board has enhanced its processes in the following areas:
•Board Refreshment and Succession Planning
•Oversight of Strategy and Top Enterprise Risks
•Oversight of Cybersecurity, Technology and AI

24	2025 Proxy Statement

Item 1. Election of Directors

Corporate Governance
We are committed to continually assessing our governance policies and structures to incorporate best practices. We highlight some of our corporate governance practices below.

Key Governance Attributes

Independent Chair We have maintained an independent chair structure since 2019. Donald R. Knauss has served as the Independent Chair since April 2022.

CEO and Senior Management Succession Planning
Recognizing that succession planning is a key component of the Company’s continued success, the Board and Compensation and Talent Committee are committed to oversight of CEO and senior management succession planning.

Committed to Board Refreshment
Seven of our 12 director nominees have served on our Board for less than five years. We also have a policy that requires non-employee directors with a tenure of more than 12 years to offer to resign from the Board.

Significant Strategy and Risk Oversight
The Board and its committees devote significant time and effort to understanding and reviewing strategy and enterprise risks. This includes oversight of our Company’s strategy and review of risks related to financial reporting, compensation practices, cybersecurity, technology, AI and distribution of controlled substances, among other risks. The Board has maintained a standing Compliance Committee since 2019. The purpose of the Compliance Committee is to assist the Audit Committee and the Board in oversight of management’s identification and evaluation of our primary legal and regulatory compliance risks, compliance program designed to address these risks, and certain cybersecurity and technology-related risks.

Reduced Ownership Threshold to Call a Special Meeting to 15% In 2019, the Company reduced the ownership threshold required to call a special meeting of shareholders from 25% to 15%.

Code of Conduct
McKesson’s Code of Conduct describes fundamental principles, policies and procedures that shape our work and help our employees, officers and directors make ethical decisions. Our Code of Conduct is available in multiple languages. Please visit www.mckesson.com/Investors/Corporate-Governance/Code-of-Conduct/ for more information.

Other Governance Best Practices
•Regular executive sessions of the independent directors
•Proxy access right
•No supermajority voting requirements
•Majority voting standard for uncontested director elections
•Annual director elections
•No poison pill

The following governance materials appear on our website at www.mckesson.com/investors/corporate-governance:
•Certificate of Incorporation
•By-Laws
•Corporate Governance Guidelines
•Committee Charters
•Director Independence Standards
•Code of Conduct

2025 Proxy Statement	25

Item 1. Election of Directors

Anti-Hedging and Pledging
Our policies and practices restrict the Company’s directors, officers and employees from engaging in speculative transactions and transactions that hedge or offset any decrease in the market value of our common stock. Directors and officers are prohibited from engaging in certain transactions involving the Company's securities such as: (i) standing orders and limit orders; (ii) short sales; (iii) transactions in derivative securities related to the Company, including publicly-traded put or call options with respect to the Company’s common stock; (iv) hedging or monetization transactions and (v) pledges of the Company’s securities as collateral for any loans.
Insider Trading
We have adopted insider trading policies and procedures, which apply to McKesson and its directors, officers and employees, and govern the purchase, sale and other disposition of the securities of the Company and other organizations, such as our business partners. Together with the Code of Conduct, these policies and procedures prohibit the illegal and unauthorized use of material non-public information in trading. Our insider trading policies and procedures also subject our directors, officers and certain other employees to additional trading restrictions. We believe the insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19 to our Annual Report on Form 10-K.
Stock Ownership Guidelines
Our non-employee directors are expected to own shares or share equivalents of McKesson common stock equal to six times the annual Board retainer within six years of joining the Board. Our executive officers also are subject to stock ownership requirements, the details of which are described on page 59 of this proxy statement.

26	2025 Proxy Statement

Item 1. Election of Directors

The Board, Committees and Meetings
The Board is the Company’s governing body with responsibility for oversight, counseling and direction of the Company’s management to serve the long-term interests of the Company and its shareholders. The Board’s goals are to build long-term value for the Company’s shareholders and to ensure the vitality of the Company for its customers, employees and other individuals and organizations that depend on the Company. To achieve its goals, the Board monitors both the performance of the Company and the performance of the Company's CEO. With the exception of Brian S. Tyler, the Company’s CEO, all of our current directors and director nominees for the Annual Meeting are independent.
The Board has the following five standing committees: Audit Committee, Compensation and Talent Committee, Compliance Committee, Finance Committee, and Governance and Sustainability Committee. Each of these committees is governed by a written charter approved by the Board in compliance with the requirements of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE), where applicable. The charter of each committee is reviewed annually by that committee and the Board. All current members of our Audit Committee, Compensation and Talent Committee, and Governance and Sustainability Committee are independent, as determined by the Board, under the NYSE listing standards and the Company’s director independence standards, which are available on the Company’s website at www.mckesson.com/Investors/Corporate-Governance/Director-Independence-Standards/. In addition, each current member of the Audit Committee and Compensation and Talent Committee meets the additional, heightened independence criteria applicable to such committee members under the relevant rules.
Board and Meeting Attendance
The Board met six times during FY 2025. Each director then serving attended at least 75% of the aggregate number of meetings of the Board and of its committees on which he or she served. The independent directors also met in executive session at every regular Board meeting during FY 2025. Directors meet their responsibilities not only by attending Board and committee meetings, but also through communication with senior management, independent accountants, advisors and consultants and others on matters affecting the Company. Directors also are expected to attend the Annual Meeting. All current directors then serving attended the 2024 Annual Meeting of Shareholders. The number of Board and committee meetings (including two ad hoc committee meetings) held during FY 2025 as well as the attendance of current directors who served at such time are outlined below.

100% Annual Meeting Attendance	100% Board Meeting Attendance	6 Total Board Meetings	>75% Committee Meeting Attendance	31 Total Committee Meetings

2025 Proxy Statement	27

Item 1. Election of Directors

Committee Membership, Responsibilities and Other Information
The charter governing each of the Board’s five standing committees can be found at www.mckesson.com/investors/corporate-governance. The members below reflect the membership of the committees immediately after the Annual Meeting if all director nominees are elected. Current committee members include the below plus Richard H. Carmona, M.D. on the Compensation and Talent Committee and Compliance Committee. Dr. Carmona will serve until his term concludes at the Annual Meeting.

Audit Committee

Dominic J. Caruso* (Chair) Lynne M. Doughtie* Deborah Dunsire, M.D. Kevin M. Ozan* * Designated as an “audit committee financial expert”
Meetings in FY 2025:
10 (includes one joint meeting with the Compliance Committee)
All members satisfy the independence and financial literacy requirements of the applicable NYSE rules
Responsibilities include:
•Reviewing with management the interim and annual audited financial statements filed in the Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively, including any major issues regarding accounting principles and practices and critical audit matters
•Reviewing the adequacy and effectiveness of internal control over financial reporting, including compliance with the Sarbanes-Oxley Act (SOX), Systems and Organization Controls (SOC) and third-party risk, that could significantly affect the Company’s financial statements
•Reviewing with management and the independent registered public accounting firm the interim and annual financial statements
•Appointing the independent accountants, monitoring their independence, evaluating their performance and approving their fees
•Reviewing and overseeing the annual audit plan, including the scope of the audit activities of the independent accountants and performance of the Company’s internal audit function
•Assisting the Board, in coordination with the Compliance Committee, in providing risk oversight of the Company’s policies and procedures regarding compliance with applicable laws and regulations

Compensation and Talent Committee

Donald R. Knauss (Chair) Julie L. Gerberding, M.D., M.P.H James H. Hinton Kathleen Wilson-Thompson
Meetings in FY 2025:
5
Responsibilities include:
•Reviewing and overseeing the Company’s overall compensation philosophy and the development and implementation of compensation programs aligned with the Company’s business strategy
•Reviewing various matters relevant to the Committee’s oversight responsibilities, including the Company's best talent strategy and talent development, senior management succession planning, employee engagement and culture, in coordination with the Board and other committees, as appropriate
•Determining the structure and amount of all elements of executive officer compensation and benefits, including material perquisites, after consideration of management’s recommendation and in consultation with the committee’s independent compensation consultant
•Reviewing and making determinations regarding the adoption, administration and amendments to all equity incentive plans for employees and cash incentive plans for executive officers
•Evaluating the relationship between the incentives associated with Company plans and the level of risk-taking by executive officers in response to such incentives
•Participating with management in the preparation of the Compensation Discussion and Analysis for the Company’s proxy statement
•Evaluating the qualifications, performance and independence of its advisors
•Overseeing the administration of, and as appropriate, the enforcement of the Company’s Compensation Recoupment Policies and any recoupment related activity

28	2025 Proxy Statement

Item 1. Election of Directors

Compliance Committee

Bradley E. Lerman (Chair) W. Roy Dunbar Dominic J. Caruso Julie L. Gerberding, M.D., M.P.H. Maria N. Martinez
Meetings in FY 2025:
4 (includes one joint meeting with the Audit Committee)
Responsibilities include:
•Overseeing the Company’s principal legal and regulatory compliance risks and related compliance program, as well as certain cybersecurity and technology-related risks, in coordination with the Audit Committee
•Reviewing the Company’s approach to, and results of, risk identification, assessment and mitigation plans for the principal legal and regulatory compliance risks facing the Company
•Reviewing the Company’s compliance with laws and policies, including those that govern the distribution of controlled substances and reporting of suspicious orders
•Overseeing any significant complaints and other matters raised through the Company’s compliance reporting mechanisms
•Reviewing any significant government inquiries or investigations and other significant legal actions
•Receiving information about current and emerging legal and regulatory compliance risks and enforcement trends that may affect the Company’s business operations, performance or strategy
•Commissioning studies, surveys and reviews as appropriate to evaluate the Company’s compliance and quality of personnel and committees providing compliance
•Reviewing appointment, performance, compensation and replacement of the Company’s Chief Compliance Officer and the Senior Vice President of the Controlled Substances Monitoring Program

Finance Committee

Kevin M. Ozan (Chair) Lynne M. Doughtie Deborah Dunsire, M.D. James H. Hinton Donald R. Knauss
Meetings in FY 2025:
5
Responsibilities include:
•Reviewing with management the long-range financial policies of the Company and overseeing risk assessments related to the Company's insurance programs
•Providing oversight of the financial aspects of significant acquisitions and divestitures, major capital commitments, proposed financings and other significant transactions of a financial nature
•Making recommendations concerning significant changes in the capital structure of the Company
•Reviewing tax policy used by management
•Reviewing McKesson Ventures' strategy, objectives and performance

2025 Proxy Statement	29

Item 1. Election of Directors

Governance and Sustainability Committee

Maria N. Martinez (Chair) W. Roy Dunbar Donald R. Knauss Bradley E. Lerman Kathleen Wilson-Thompson
Meetings in FY 2025:
5
Responsibilities include:
•Reviewing the size and composition of the Board and recommending measures to be taken so that the Board reflects an appropriate balance of knowledge, experience, skills and expertise
•Recommending the slate of nominees to be proposed for election at the annual meeting of shareholders and qualified candidates to fill Board vacancies
•Evaluating the Board’s overall performance, reviewing the level and form of non-employees director compensation and administering the Company’s related party transactions policy
•Reviewing the size and composition of each standing committee, identifying individuals to serve as members and monitoring the functions of the committees
•Monitoring emerging corporate governance trends, shareholder feedback, and overseeing and evaluating the Company’s corporate governance policies and programs
•Overseeing the Company's corporate governance and sustainability matters, as well as the Company’s reporting to stakeholders on these matters

30	2025 Proxy Statement

Item 1. Election of Directors

Board Leadership Structure
The Board has an independent chair leadership structure with Mr. Knauss serving as Independent Chair of the Board and Brian Tyler serving as CEO. We believe that having an Independent Chair is currently in the best interests of the Company and shareholders, given Mr. Knauss’ previous experience on our Board, knowledge of the Company and ability to provide independent oversight of management.
Chair of the Board Duties
•The Chair presides at all meetings of the Board and annual meetings of shareholders.
•The Chair regularly solicits input from the CEO and independent directors on any additional matters to include in the Board agendas and other information that would be useful for the Board's review and consideration.
•The independent directors regularly meet in executive sessions presided over by Mr. Knauss as Independent Chair.
•The Chair calls executive sessions of the independent directors, provides feedback to the CEO following such executive sessions, considers the overall annual meeting calendar and agendas to ensure that issues of importance are included and given sufficient time for discussion, recommends to the Governance and Sustainability Committee the assignment of Board members to serve on or chair Board committees, leads the Board’s annual evaluation of the CEO, and may retain or recommend to the Board or its committees the retention of such advisors to assist the Board or its committees with their functions.
•The Chair (and other directors) participate in shareholder engagements as appropriate.
Key Areas of Board Oversight
Board’s Role in Risk Oversight
Our Board is responsible for overseeing the business and affairs of the Company. This general oversight responsibility includes oversight of strategy and risk management, which the Board carries out as a whole or through its committees. Among other things, the Board periodically discusses the Company’s enterprise risk management process, including its identification, management and assessment of operations, strategic, financial and compliance risks.
Although the Board has ultimate responsibility for overseeing risk management, it has delegated certain oversight responsibilities to committees with specific areas of responsibility and experience. Each of the standing committees regularly meets in executive session. The chairs of the committees report to the Board significant risks identified by management and the measures taken by management to control and mitigate those risks.
The Board believes its risk management processes are well-supported by the current Board leadership structure.

2025 Proxy Statement	31

Item 1. Election of Directors

Board

Select risk areas under the Board’s role in risk oversight include, but are not limited to, the following:

AI, Cybersecurity and Technology Risk Oversight
•Receives updates on cybersecurity trends
•Receives information on the enablement of new technology, automation and AI to deliver for the Company's customers, partners and shareholders
•Discusses how technology strategies can advance the Company’s business strategy and goals
•To further increase Board fluency in cybersecurity and AI matters, the Board participates in educational sessions on AI developments with management and leading external experts

Controlled Substance Distribution Risk Oversight
•Receives reports on the Company’s Controlled Substances Monitoring Program (CSMP)
•Receives updates on the Company’s compliance with federal and state-controlled substances regulatory requirements and the effectiveness of the Company’s CSMP
•Receives updates on pending litigation and investigations

pq

Board Committees

The chair of each standing committee reports to the Board on the significant risks identified by management, along with the measures taken by management to control and mitigate those risks.

Audit Committee
•Assists the Board in monitoring the integrity of financial statements; the independent auditor’s qualifications, independence and performance; critical audit matters and performance of the Company’s internal audit function
•Reviews the adequacy and effectiveness of internal control over financial reporting, including compliance with SOX, SOC and third-party risk
•Coordinates with the Compliance Committee in overseeing compliance with legal and regulatory requirements

Compensation and Talent Committee
•Oversees the Company's executive compensation program
•Oversees risk assessment and management related to the Company’s compensation policies and practices and succession planning
•Oversees matters related to our best talent strategy and talent development, employee engagement and culture

Governance and Sustainability Committee
•Oversees matters related to corporate governance and sustainability matters
•Oversees evaluation of the Board’s performance, Board composition and refreshment, and committee composition and leadership
•Evaluates the Company’s governance practices and monitors shareholder feedback

Compliance Committee
•Assists the Board in coordination with the Audit Committee in oversight of management’s identification and evaluation of the Company’s principal legal and regulatory compliance risks, related compliance program, and certain cybersecurity and technology-related risks
•Coordinates with the Audit Committee in monitoring compliance with legal and regulatory requirements
•Coordinates with the Compensation and Talent Committee in incorporating compliance and regulatory excellence into executive compensation decisions

Finance Committee
•Oversees risk assessment and management processes related to, among other things, credit agency ratings, capital structure, liquidity and insurance programs
•Assists the Board in oversight of the financial aspects of significant acquisitions and divestitures and other significant transactions of a financial nature
•Reviews McKesson Ventures' strategy, objectives and performance pq

Management

•Responsible for the day-to-day management of the risks facing the Company, including macroeconomic, financial, strategic, operational, public reporting, legal, regulatory, political, cybersecurity, AI, compliance and reputational risks
•Carries out the risk management responsibility through a coordinated effort among the various risk management functions within the Company

32	2025 Proxy Statement

Item 1. Election of Directors

Risk Assessment of Compensation Policies and Practices
Each year, we conduct a comprehensive review of all incentive compensation plans utilized throughout the Company, using a framework for risk assessment provided by a nationally recognized outside compensation advisor. In conducting our review, a detailed assessment of each incentive compensation plan, without regard to materiality, is first prepared by representatives from the Company’s business units and then reviewed by senior executives of our Human Resources Department. The review framework requires representatives of our business units to examine and report on the presence of certain design elements under both cash and equity incentive compensation plans that could encourage our employees to incur excessive risk, such as the selection and documentation of incentive metrics, the ratio of incentive to fixed compensation, the year-over-year variability in payouts, the amount of management discretion and the percentage of compensation expense as compared to the business units’ revenues. Consistent with our findings in past years, management concluded that for FY 2025 our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. A summary of management’s findings was reviewed with the Compensation and Talent Committee at its April 2025 meeting.
The Compensation and Talent Committee discussed management’s findings and considered that the Company utilizes many design features that mitigate the likelihood of encouraging excessive risk-taking behavior. Among these design features are:
•Multiple metrics across the entire enterprise that balance top-line, bottom-line and cash management objectives
•Linear payout curves, performance thresholds and caps
•Appropriate goals and objectives, which are well-defined and communicated
•Strong compensation recoupment policies
•Training on our Code of Conduct and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions
•Balance of short- and long-term variable compensation tied to a mix of financial and operational objectives and the long-term value of our stock
•The Compensation and Talent Committee’s ability to exercise downward discretion in determining payouts, including after consideration of regulatory, compliance and legal issues
•Rigorous stock ownership and retention guidelines
Based on the foregoing, the Compensation and Talent Committee concurred with management that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We believe that our incentive compensation plans do not provide incentives that encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and the risk management practices of the Company, and are supported by the oversight and administration of the Compensation and Talent Committee with regard to our executive compensation program.

2025 Proxy Statement	33

Item 1. Election of Directors

Governance of Cybersecurity and AI Matters
As a diversified healthcare services leader, cybersecurity risk management is integral to our enterprise risk management strategy. Our management, with involvement and input from external consultants and oversight from our Board, performs an annual enterprise-wide risk assessment to identify key existing and emerging risks. One of the principal risks identified is cybersecurity, which remains a key focus for the Board.
McKesson maintains a cybersecurity risk management program, which is aligned with the National Institute of Standards and Technology Cybersecurity Framework and other industry best practices. The program is designed to identify, assess and mitigate material cybersecurity risks. The Board receives regular reports on McKesson's cybersecurity risk management. We also have a Cybersecurity Incident Response Plan, which provides a framework for responding to cybersecurity incidents.
The Board and certain Board committees provide oversight of cybersecurity and related risks. The Audit Committee has oversight of information technology controls related to financial reporting, while the Compliance Committee has oversight of certain technology-related risks, including privacy and cybersecurity. This oversight structure includes the following:
•The Audit Committee and Compliance Committee meet jointly at least annually to review cybersecurity risks and programs, and they are updated as needed on cybersecurity threats, incidents or new developments in our cybersecurity risk profile.
•The chairs of the Audit Committee and Compliance Committee provide updates to the Board after each committee meeting. The Chief Information Officer and Chief Technology Officer (CIO/CTO) and Chief Information Security Officer (CISO) provide regular updates to the Board, Audit Committee or Compliance Committee about material risks from cybersecurity threats.
•The CIO/CTO or CISO also provide regular updates to the Board, Audit Committee and Compliance Committee about cybersecurity trends and regulatory updates, data governance and usage, technology infrastructure and implications for our business strategy, among other information. For more information about our cybersecurity risks, please see the risk factors described in our Annual Report on Form 10-K and other filings with the SEC.
In addition, McKesson is exploring AI capabilities and related data and analytics across the enterprise to improve productivity and efficiency, as well as enhance McKesson's products and services to better support patients, employees and customers. To assist with deploying AI systems in an agile manner, McKesson has designed a governance structure that balances risk management, compliance and workforce considerations, in addition to the Board's oversight of AI risk and strategy. Key elements of this governance structure include the following:
•Governing Body: McKesson has formed the Artificial Intelligence Council (Council), which is composed of cross-functional leadership from various departments. The Council oversees the development, procurement, deployment and utilization of AI technologies within McKesson. Additionally, an AI Review Board operates under the authority of the Council to prioritize, evaluate and approve or reject AI use cases, supporting alignment with McKesson’s strategic objectives and compliance with applicable laws and policies.
•Ethical Guidelines and Policies: The Council is responsible for establishing and promulgating AI ethics principles, policies and procedures to guide the development, procurement and use of AI at McKesson. These principles include value, fairness, accountability, transparency, explainability, privacy and security.
•Workplace Culture and Talent: McKesson is committed to fostering a workplace culture that promotes responsible use of AI technology. The Council seeks to assure that AI systems reflect McKesson's I²CARE principles (Integrity, Inclusion, Customer-First, Accountability, Respect, Excellence). Training and awareness programs on responsible and secure AI usage are overseen by the Council.

34	2025 Proxy Statement

Item 1. Election of Directors

Shareholder Engagement

Who We Met With In FY 2025

We offered to meet with shareholders representing over 55% of shares outstanding	We met with shareholders representing approximately 34% of shares outstanding	An independent director participated in meetings with shareholders representing approximately 26% of shares outstanding

Our Primary Engagement Team •Chair of the Board or Chair of the Governance and Sustainability Committee •Investor Relations Officer •Corporate Secretary
What We Discussed
•Board Composition and Refreshment
•Board Skills and Experience
•Board Evaluations
•AI and Cybersecurity
•Non-Financial Metrics in Executive Compensation
•Human Capital Management
•Emissions Reduction Targets

Key Themes Discussed	McKesson Actions

Board Composition and Refreshment
•Board elected Lynne M. Doughtie and Julie L. Gerberding, M.D., M.P.H. in February 2025, adding valuable senior executive leadership and federal health policy experience while also enhancing the Board’s skills in healthcare, finance, accounting and risk management, among other items

Board Skills and Experience	•We include an enhanced Board skills matrix linking experience and skills to McKesson's strategic priorities •We recruited 8 experienced directors in the past 5 years

Board Evaluations	•The Board engages an independent third-party facilitator to conduct Board evaluations and provided feedback on Board effectiveness on a periodic basis

AI and Cybersecurity
•In addition to optimizing our supply chain and contact centers through AI efforts, we implemented comprehensive training across our workforce to foster a digital and AI mindset, creating an environment that encourages innovation and prepares McKesson for its digital journey
•We conducted vulnerability assessments and enhanced our cybersecurity defenses and employee trainings on cybersecurity

Non-Financial Metrics in Executive Compensation	•We incorporated non-financial priorities as a discretionary, downward-only modifier in our Management Incentive Plan

Human Capital Management	•We continued to focus on our best talent strategy and delivering our Employee Value Proposition – providing meaningful work, demonstrating care for our employees and ensuring a culture of belonging

Emissions Reduction Targets	•We received SBTi approval of our climate change targets in FY 2023 and continue to provide updates on progress to meeting our goals in shareholder engagements efforts and in our Impact Reports

2025 Proxy Statement	35

Item 1. Election of Directors

Onboarding and Continuing Education
The Company provides new directors with a director orientation program to familiarize them with, among other things, the duties and responsibilities of directors, the Company’s business, strategic plans, significant financial, accounting and risk management matters, compliance programs, conflicts of interest policies, Code of Conduct, Corporate Governance Guidelines, principal officers, senior internal auditor and independent auditors. Management also provides various director education opportunities throughout the year to all directors. For example, in FY 2025 our directors received digital mindset training similar to our executives. This shared vocabulary and understanding is critical for driving our digital transformation forward and for effective Board oversight of potential risks and strategic priorities for the Company.
Related Party Transactions Policy and Transactions with Related Persons
The Company has a Related Party Transactions Policy requiring approval or ratification of certain transactions involving executive officers, directors, director nominees, beneficial owners of more than 5% of the Company’s common stock, and immediate family members of these individuals, where the related person had, has or will have a direct material interest. There were no related party transactions for FY 2025.
Communications with Directors
Shareholders and other interested parties may communicate with any of the directors, including the Independent Chair and any other, or all of the directors as a group, by addressing their correspondence to the Board member or members, c/o the Corporate Secretary’s Office via e-mail to boardchair@mckesson.com or to nonmanagementdirectors@mckesson.com. The Corporate Secretary’s office maintains a log of such correspondence received by the Company that is addressed to members of the Board, other than advertisements, solicitations or correspondence deemed by the Corporate Secretary to be irrelevant to Board responsibilities. Directors may review the log at any time and request copies of any correspondence received.

36	2025 Proxy Statement

Director Compensation
Director compensation at McKesson includes a combination of cash and equity-based compensation. The Governance and Sustainability Committee periodically reviews the level and form of compensation paid to our non-employee directors and, if it deems appropriate, recommends changes to the Board. In reviewing our non-employee director compensation program, the committee is guided by these principles:
•Our non-employee directors should be compensated at competitive levels for the work required in a company of our size and scope, differentiating among directors where appropriate to reflect different levels of responsibilities;
•A significant portion of compensation should be in the form of stock to align the directors’ interests with our shareholders; and
•The structure of the program should be simple and transparent.
Each non-employee director of the Company is paid an annual cash retainer and an annual restricted stock unit (RSU) award. Our Independent Chair is provided additional compensation that the Board believes is commensurate with that role. Our non-employee director compensation is structured as follows:
Annual Director Retainer

■	$215,000 Annual RSU	■	$120,000 Annual Cash Retainer

+

Supplemental Fees for Independent Chair and Committee Chairs
•Independent Chair annual premium of $240,000 (50% cash, 50% RSUs)
•Annual cash retainer of $20,000 for chairing a standing committee (excluding Audit Committee)
•Annual cash retainer of $25,000 for chairing the Audit Committee

Details on the value of the annual cash retainers and RSU awards paid to each non-employee director for FY 2025 are provided below. Non-employee directors are reimbursed for their reasonable expenses incurred while attending Board and committee meetings. Directors who are employees of the Company or its subsidiaries do not receive any compensation for their service on the Board.
Cash Compensation
Each non-employee director receives an annual cash retainer of $120,000, and the Independent Chair and chairs of the standing committees each receive an additional annual cash retainer. Information on retainers paid in FY 2025 is set forth in the Director Compensation table below. Directors may elect in advance of a calendar year to defer up to 100% of their annual retainer (including any standing committee chair or Board Chair retainer) under the Company’s Deferred Compensation Administration Plan III (DCAP III). The minimum deferral period for any amounts deferred is five years; however, notwithstanding the deferral election, if a director ceases to be a director of the Company for any reason other than disability, retirement or death, the account balance will be paid in a lump sum in the first January or July which is at least six months following and in the year after the director’s separation from service. In the event of disability, retirement or death, the account balance will be paid in accordance with the director’s deferral election. To be eligible for retirement, a director must have served on the Board for at least six consecutive years prior to the director’s separation. A director may elect to have all or part of his or her DCAP III account credited with earnings (or losses) based on the director’s choice of a hypothetical investment in certain funds available under the Company’s 401(k) Retirement Savings Plan (401(k) Plan). To the extent no such hypothetical investment selection is made by the director, interest is credited at a default interest rate equal to 120% of the long-term applicable federal rate published by the Internal Revenue Service (IRS) for December of the immediately preceding calendar year.

2025 Proxy Statement	37

Director Compensation

Equity Compensation
Non-employee directors receive an annual grant of RSUs with an approximate grant date fair value of $215,000. The actual number of RSUs granted is determined by dividing $215,000 by the closing price of the Company’s common stock on the grant date (with any fractional unit rounded up to the nearest whole unit); provided, however, that the number of units granted in any annual grant will in no event exceed 5,000, in accordance with the terms of our 2022 Stock Plan. As noted above, the Independent Chair receives an additional annual grant of RSUs with an approximate grant date fair value of $120,000.
The RSUs granted to non-employee directors are vested upon grant. If a director meets the director stock ownership guidelines (currently $720,000, which is six times the annual cash retainer), then the director will, on the grant date, receive the shares underlying the RSUs, unless the director elects to defer receipt of the shares. The determination of whether a director meets the director stock ownership guidelines is made as of the last day of the deferral election period preceding the applicable RSU award. If a non-employee director has not met the stock ownership guidelines as of the last day of such deferral election period, then issuance of the shares underlying the RSUs will automatically be deferred until the director’s separation from service.
Recipients of RSUs are entitled to dividend equivalents at the same dividend rate applicable to the Company’s common shareholders, which is determined by our Board and currently is $0.71 per share each quarter. Dividend equivalents are not distributed until the shares underlying the RSUs are issued to the director. Dividend equivalents on RSUs granted prior to April 28, 2020 are credited to an account that accrues interest at the default interest rate set forth in DCAP III, which is 120% of the long-term applicable federal rate published by the IRS for December of the immediately preceding calendar year. Interest accrual on dividend equivalents was eliminated for RSU awards granted after April 28, 2020.
Director Stock Ownership Requirement
Under our Corporate Governance Guidelines, our non-employee directors are expected to own shares or share equivalents of McKesson common stock equal to six times the annual Board retainer within six years of joining the Board.
2025 Director Compensation Table
The following table sets forth information on the compensation paid to or earned by each non-employee director for the fiscal year ended March 31, 2025. Mr. Tyler is not included in this table as he is an employee of the Company and, consequently, he does not receive any compensation for his service as a director. The compensation paid to or earned by Mr. Tyler as an officer of the Company is shown in the 2025 Summary Compensation Table. Dr. Dunsire joined the Board on June 3, 2024, and Ms. Doughtie and Dr. Gerberding joined the Board on February 3, 2025. Mses. Mantia and Salka retired from the Board on July 31, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Richard H. Carmona, M.D.	118,332	215,340	—	333,672
Dominic J. Caruso	143,332	215,340	—	358,672
Lynne M. Doughtie	19,000	104,841	—	123,841
W. Roy Dunbar	118,332	215,340	—	333,672
Deborah Dunsire, M.D.	98,526	247,437	—	345,963
Julie L. Gerberding, M.D., M.P.H.	19,000	104,841	—	123,841
James H. Hinton	118,332	215,340	—	333,672
Donald R. Knauss	258,332	335,659	—	593,991
Bradley E. Lerman	138,332	215,340	—	353,672
Linda P. Mantia	38,333	—	—	38,333
Maria N. Martinez	138,332	215,340	—	353,672
Kevin M. Ozan	133,332	215,340	—	348,672
Susan R. Salka	43,333	—	—	43,333
Kathleen Wilson-Thompson	118,332	215,340	5,000	338,672
(1)Consists of the director annual cash retainer, committee chair fee and Independent Chair fee, whether paid or deferred.
(2)Represents the aggregate grant date fair value of RSUs, computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board, Topic 718, labeled “Compensation — Stock Compensation” (ASC Topic 718) disregarding any estimates of forfeitures related to service-based vesting conditions. Such values do not reflect whether the recipient has actually realized a financial benefit from the award. For information on the assumptions used to calculate the value of the awards, refer to Financial Note 4 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended March 31, 2025, as filed with the SEC on May 9, 2025. In connection with their initial elections to the Board in FY 2025, Ms. Doughtie and Drs. Dunsire and Gerberding each were granted a prorated portion of the automatic annual grant of RSUs made to non-employee directors. Dr. Dunsire, who joined the Board on June 3, 2024, received a prorated portion of the 2023 automatic annual grant of RSUs with a value of $32,097 and the full amount of the 2024 annual grant of RSUs with a value of $215,340.
(3) For Ms. Wilson-Thompson, represents the amount of matching charitable contributions provided by the McKesson Foundation.

38	2025 Proxy Statement

ITEM 2

Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

We are asking our shareholders to ratify the selection of Deloitte & Touche LLP (D&T) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 (FY 2026). Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of D&T to our shareholders for ratification as a matter of good corporate practice. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain D&T. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. Representatives of D&T are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. For the fiscal years ended March 31, 2025 and 2024, professional services were performed by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates. Fees for those years were as follows:

	FY 2025	FY 2024
Audit Fees	$15,623,000	$15,741,000
Audit-Related Fees	5,902,122	2,537,000
TOTAL AUDIT AND AUDIT-RELATED FEES	21,543,200	18,278,000
Tax Fees	80,000	80,000
All Other Fees	—	—
TOTAL	$21,605,122	$18,358,000

Audit Fees. This category consists of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and foreign statutory audits required by non-U.S. jurisdictions.
Audit-Related Fees. This category consists of fees for assurance and related services such as registration statements and comfort letters, service organization control reports, accounting and financial reporting audit-related fees, due diligence in connection with mergers, divestitures and acquisitions, and attest services related to financial reporting that are not required by statute or regulation.
Tax Fees. This category consists of fees for professional services rendered for U.S. and international tax compliance, including services related to the preparation of tax returns and professional services.

Your Board recommends a vote FOR this ratification proposal.

2025 Proxy Statement	39

Item 2. Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Pursuant to applicable rules and its charter, the Audit Committee has sole responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee has a Pre-approval Policy for Audit and Non-audit Services under which the Audit Committee pre-approves all audit and permissible non-audit services, including audit-related and tax services, to be provided by D&T. The policy delegates to the chair of the Audit Committee limited authority to pre-approve services, which approvals are reviewed by the Audit Committee at its next meeting. All of the services described in the D&T fee table were approved in conformity with the Audit Committee’s pre-approval process.
Audit Committee Report
The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes. The functions of the Audit Committee are described in greater detail in the Audit Committee’s written charter adopted by the Company’s Board of Directors, which may be found on the Company’s website at www.mckesson.com under the caption “Investors — Governance.” The Audit Committee is composed exclusively of directors who are independent under the applicable Securities and Exchange Commission (SEC) and New York Stock Exchange (NYSE) rules and the Company’s independence standards. The Audit Committee’s members are not professionally engaged in the practice of accounting or auditing, and they necessarily rely on the work and assurances of the Company’s management and the independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Deloitte & Touche LLP (D&T) is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has (i) reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended March 31, 2025; (ii) discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; (iii) received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence; and (iv) discussed with D&T its independence from the Company. The Audit Committee further considered whether the provision of non-audit related services by D&T to the Company is compatible with maintaining the independence of that firm from the Company. The Audit Committee also has discussed with management of the Company and D&T such other matters and received such assurances from them as it deemed appropriate.
The Audit Committee discussed with the Company’s internal auditors and D&T the overall scope and plans for their respective audits. The Audit Committee meets regularly with the internal auditors and D&T, with and without management present, to discuss the results of their audits, the evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s accounting and financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended March 31, 2025 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.
Audit Committee of the Board of Directors

Dominic J. Caruso, Chair
Lynne M. Doughtie
W. Roy Dunbar*
Bradley E. Lerman*
Kevin M. Ozan
*Served on Audit Committee until May 22, 2025

40	2025 Proxy Statement

ITEM 3

Advisory Vote on Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, as amended (Exchange Act), shareholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of named executive officers (NEOs) as disclosed in this proxy statement. This item, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on compensation for NEOs. The vote is not intended to address any specific item of compensation, but rather the overall compensation of NEOs and the objectives, policies and practices described in this proxy statement.
The Board endorses the compensation of our NEOs and believes our executive compensation program is designed to attract, retain and incentivize management while aligning pay with performance, driving long-term value creation and reflecting the views of shareholders. We believe that our executive compensation program aligns with McKesson’s financial results and positions us for continued growth. Accordingly, the Board recommends that you vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”
We were pleased that our executive compensation program was approved by shareholders at the 2024 Annual Meeting of Shareholders with approximately 90% of votes cast in favor of the proposal. We received positive feedback from shareholders regarding our pay practices, including our commitment to pay for performance and our use of at-risk, performance-based compensation tied to key financial metrics. We remain committed to using the input and feedback we receive from shareholders to inform our program design.
While the say-on-pay vote is advisory and therefore not binding, our Board and our Compensation and Talent Committee value the perspectives of our shareholders, which we receive through a number of channels, including the say-on-pay vote. Since 2011, we have provided for an annual advisory vote on compensation of our NEOs. We believe that the FY 2025 pay outcomes demonstrate our pay-for-performance philosophy, are consistent with shareholder feedback, and ensure that our leadership team is aligned with our strategic goals. Detailed information on our compensation program, including a full review of FY 2025 executive compensation, can be found in the Compensation Discussion and Analysis beginning on page 42 of this proxy statement.

Your Board recommends a vote FOR the approval of the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

2025 Proxy Statement	41

Executive Compensation
Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes McKesson’s executive compensation program and reviews compensation decisions for our CEO, CFO and three next most highly compensated executive officers serving as of March 31, 2025 (collectively, our Named Executive Officers or “NEOs”). For FY 2025, our NEOs were as follows:

Name	Title
Brian S. Tyler	Chief Executive Officer
Britt J. Vitalone	Executive Vice President and Chief Financial Officer
Michele Lau	Executive Vice President and Chief Legal Officer
LeAnn B. Smith	Executive Vice President and Chief Human Resources Officer
Thomas L. Rodgers	Executive Vice President and Chief Strategy and Business Development Officer
Overview
Business Strategy and Key Initiatives
At McKesson, we are focused on executing against clear priorities to drive value. Part of that growth will come through our ability to work together, to execute and to use the capabilities and assets across McKesson to innovate in new and different ways. We will continue to be disciplined in our capital deployment as we effectuate this strategy.

Focus on People & Culture	Strengthen North American Pharmaceutical Distribution	Modernize & Accelerate the Portfolio	Enhance Oncology & Biopharma Services Platforms

Commitment to Investing in Talent Best Place to Work Attracting and Retaining Talent	Differentiated Assets and Capabilities Scaled and Durable Distribution of Assets Leading Pharmaceutical Distribution Network	Digital Enablement and AI Technology Modernization and Process Simplification	Differentiated Oncology & Other Specialty Offerings Leadership in Access, Affordability and Adherence Solutions
In FY 2025, we remained focused on our enterprise strategy previously communicated to all stakeholders and our transformation to a diversified healthcare services company centered around our Company priorities described above. We believe execution against these four key pillars is critical to our ability to generate long-term sustainable growth.

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FY 2025 Performance Highlights
In FY 2025, we delivered growth in revenue and earnings per diluted share. We are pleased with the momentum across the enterprise. Commitment to our Company priorities is critical to our financial performance and sustainable long-term growth. McKesson remains strategically positioned, with a broad set of differentiated assets and capabilities, to support healthcare innovation and improve care in every setting. FY 2025 financial highlights are shown below.

Total Revenue	Earnings per Diluted Share(1)	Operating Profit(2)	Operating Cash Flow

$359B	$25.72	$4.4B	$6.1B

Revenue Growth	Adjusted Earnings per Diluted Share(1)(3)	Adjusted Operating Profit(3)	Free Cash Flow(3)

16%	$33.05	$5.6B	$5.2B

(1)Reflects continuing operations attributable to McKesson, net of tax.
(2)Reflects income from continuing operations before interest expense and income taxes.
(3)Results are non-GAAP financial measures; refer to the accompanying definitions and reconciliation schedules within Appendix A.
In our discussion of executive compensation throughout this proxy statement, we refer to Adjusted Earnings per Diluted Share (Adjusted EPS), Adjusted Operating Profit (AOP), Free Cash Flow (FCF), Return on Invested Capital (ROIC) and Relative Total Shareholder Return (rTSR) as performance metrics specifically used in our incentive programs. In Appendix A to this proxy statement, we provide reconciliations from diluted earnings per share from continuing operations, operating profit and operating cash flow calculated in accordance with U.S. generally accepted accounting principles (GAAP) to the select non-GAAP metrics used in calculating performance under our incentive plans. Descriptions of ROIC and rTSR can be found on page 51 of this proxy statement.
2024 Say-on-Pay Vote and Continued Shareholder Engagement
We were pleased that our executive compensation program was approved by shareholders at the 2024 Annual Meeting of Shareholders with approximately 90% of votes cast in favor of our say-on-pay proposal. We received positive feedback from shareholders regarding our pay practices, including our commitment to a pay-for-performance philosophy and our use of at-risk, performance-based compensation tied to key financial metrics and non-financial priority areas that align with our business strategy. We appreciate our shareholders’ ongoing support for our executive compensation program.
We are committed to seeking feedback and soliciting input to ensure we meet ongoing shareholder expectations regarding our executive compensation, governance and corporate responsibility practices and non-financial priority areas. As we do every year, our Board undertook a significant engagement effort to receive feedback from shareholders regarding our executive compensation program and other matters of importance to the Company and our shareholders. Since our 2024 Annual Meeting, we proactively reached out to shareholders representing approximately 55% of our outstanding common stock and engaged with shareholders representing approximately 34% of our outstanding common stock. Shareholders voiced broad support for our compensation design, in particular, the inclusion of a downward-only modifier tied to our non-financial priority areas. Additional information on this modifier can be found on page 49. In light of the positive feedback we received from shareholders with respect to our executive compensation program, the Compensation and Talent Committee determined not to make any adjustments to the plans for FY 2025.
Our shareholders’ views on executive compensation and corporate governance are important to us, and we value and utilize their feedback and insights each year. The Board and its committees regularly discuss and consider the feedback we receive from shareholders through this engagement process, as well as the outcome of the annual advisory vote on executive compensation. As we continue to execute against our strategy, we look forward to understanding shareholder perspectives on all matters, including our executive compensation program. Additional information on our shareholder engagement can be found on page 8 of this proxy statement.

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Integration of Regulatory, Compliance and Legal Considerations
When making compensation decisions, the Compensation and Talent Committee carefully considered the work that was done to address regulatory, compliance and legal aspects of McKesson’s business during FY 2025. The Board’s Compliance Committee, in coordination with the Audit Committee, actively oversees management’s identification and evaluation of principal legal and compliance risks and, as part of its oversight role, reviews the Company’s efforts to foster a culture of compliance, ethics and regulatory excellence. Prior to making its decisions regarding FY 2025 incentive payouts, the Compensation and Talent Committee and the Compliance Committee discussed senior management’s compliance efforts during FY 2025, including the performance of our NEOs. This review was a factor in the Compensation and Talent Committee’s evaluation of executive officer performance with respect to our FY 2025 non-financial priority areas as discussed on page 49 of this proxy statement.
Best Practices in Compensation Governance

What We Do
✓	Pay for performance	✓	Engage with shareholders on matters including executive compensation and governance throughout the year
✓	Emphasize long-term performance	✓	Align plan design with business strategy
✓	Design with mix of operational and market-based metrics	✓	Balance mix of annual and long-term metrics
✓	Develop sound financial goals	✓	Engage independent advisors
✓	Maintain robust compensation recoupment policies with trigger for reputational harm	✓	Review Compliance Committee’s assessment of senior management performance
✓	Manage use of equity incentive plan conservatively	✓	Drive progress on culture-related initiatives and non-financial priority areas
✓	Use double-trigger change in control vesting provisions	✓	Review current compensation and estimated separation and change in control benefits
✓	Maintain rigorous stock ownership guidelines	✓	Mitigate undue risk-taking through sound plan design
What We Don’t Do
	Allow directors and executive officers to hedge or pledge Company securities		Provide excise tax gross-ups on change-in-control payments
	Re-price or exchange stock options without shareholder approval		Accrue or pay dividend equivalents during performance periods
	Provide tax gross-ups on executive perquisites other than for tax equalization and business-related relocation expenses		Pay above-market interest on deferred compensation

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FY 2025 Pay Elements and Performance Metrics
McKesson’s executive compensation program consists of three direct pay elements — base salary, annual cash incentive and long-term incentives — each of which serves a unique purpose. The metrics below incentivize our executives to focus on operational objectives that are expected to drive shareholder value. All incentives are performance-based, and all long-term incentive (LTI) awards have total performance or vesting periods of three years. The Compensation and Talent Committee considers the Company’s performance in non-financial priority areas, which are discussed on page 49 of this proxy statement. This consideration may only be utilized by the committee to adjust payouts downward.
In light of the positive feedback we received from shareholders with respect to our executive compensation program, the committee determined not to make any adjustments to the program for FY 2025.

Pay Element	Performance Metric	Rationale	Target Pay
Base Salary	—	Attracts and retains high-performing executives by providing market-competitive fixed pay	—
Management Incentive Plan (annual cash incentive)	Adjusted EPS	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations	100% — 200% of Base Salary
	Adjusted Operating Profit	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations
	Free Cash Flow	Rewards generating cash to invest in growth and return capital to shareholders; important valuation metric
	Non-Financial Priority Areas	Ensures progress on non-financial priorities that are aligned with our business strategy	Discretionary Downward-Only Modifier
Performance Stock Units (long-term equity incentive)	3-Year Cumulative Adjusted EPS	Measures long-term earnings power, drives returns for the Company and directly correlates to share price performance	60% of Target LTI Value
	3-Year Average ROIC	Encourages leaders to make sound investments that generate returns for shareholders; important valuation metric
	MCK TSR vs. Comparator Group	Rewards share price performance relative to comparator group over time
Restricted Stock Units (long-term equity incentive)	—	Directly aligns with value delivered to shareholders	40% of Target LTI Value

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Target Direct Compensation Mix
Our executive compensation program is predominantly variable and performance-based. As an executive’s ability to impact operational performance increases, so does the proportion of at-risk, variable compensation. Target LTI grows proportionately as job responsibilities increase, which encourages our executive officers to focus on McKesson’s long-term success and aligns with the long-term interests of our shareholders. The graphics below illustrate the mix of fixed and variable compensation, and the annual MIP and LTI compensation opportunities we provided to our CEO and other NEOs for FY 2025. These graphics also illustrate the proportion of target direct compensation that is based on Company and share price performance.

FY 2025 CEO Compensation Mix	FY 2025 Other NEOs Compensation Mix

91%
At-Risk Compensation
9%
Base Salary
16%
MIP (Annual Cash)
30%
RSUs (Equity)
45%
PSUs (Equity)

83%
At-Risk Compensation
17%
Base Salary
18%
MIP (Annual Cash)
26%
RSUs (Equity)
39%
PSUs (Equity)

FY 2025 Target Direct Compensation. The Compensation and Talent Committee established FY 2025 target direct compensation for our NEOs as shown below. The committee takes a number of factors into consideration when setting total target direct compensation and each of its individual elements, including job responsibilities, time in role and competitive market data derived from our Compensation Peer Group. Further information on the elements of compensation can be found in the following pages, where each pay element is described in more detail.

Name	Base Salary ($)(1)	MIP Target (Annual Incentive) (% of Salary)	MIP Target (Annual Incentive) ($)	Target Long-Term Incentives		Total Target Direct Compensation ($)
				PSUs ($)	RSUs ($)
Brian S. Tyler	1,550,000	200%	3,100,000	8,700,417	5,800,095	19,150,512
Britt J. Vitalone	1,030,000	125%	1,287,500	3,000,649	2,000,204	7,318,353
Michele Lau	724,500	100%	724,500	1,800,750	1,200,343	4,450,093
LeAnn B. Smith	663,000	100%	663,000	1,320,471	880,510	3,526,981
Thomas L. Rodgers	634,200	100%	634,200	1,050,864	700,431	3,019,695
(1)FY 2025 base salary figures shown above are as of the end of the fiscal year.
Performance-Based Program with Rigorous Targets
Performance Targets Designed to Reward Stretch Performance
Each year, the Board reviews the annual and long-term incentive plans developed by management that are intended to drive operational performance results and shareholder returns. After thorough review, the Compensation and Talent Committee establishes performance goals for each of our corporate incentive plans to motivate our leaders to deliver a high degree of business performance, while encouraging prudent risk-taking. We structure performance-based compensation to reward an appropriate balance of short-term and long-term financial and strategic business results, with an emphasis on managing the business for long-term results and shareholder value creation. Target-setting involves a rigorous planning process that considers McKesson’s strategic objectives, market factors, the competitive environment, alignment to shareholders’ interests and other external factors. The committee also considers growth expectations for our competitors, as well as the market outlook for our industry.

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Key Considerations in Development of Annual and Long-Term Goals

External Factors	Competitive Environment	McKesson’s Objectives
•Analyst and Shareholder Expectations •Market Outlook •Tax Policy •Public Policy	•Competitor Performance and Plans •Competitive Landscape •Market Growth •Industry Trends	•Historical Performance and Trends •Long Range Planning •Capital Deployment Opportunities •Long Range Corporate Strategy

Target Setting for Annual Plans
We set rigorous annual goals based on Company and industry outlooks for the year, historical and projected growth rates for McKesson and its peers, and performance expectations from investors and equity and credit analysts. The annual incentive plan aligns with the Board-approved annual operating plan and is designed so that target payouts require achievement of a high degree of business performance, while encouraging prudent risk-taking. Financial goals for our annual plans consider capital deployment decisions and are aligned with progress toward our long-term plan. The Company’s annual operating plan serves as the basis of the annual earnings guidance we communicate to investors. The annual operating plan contemplates the prior year’s results and the anticipated business environment. Our projected earnings growth reflects market conditions, which also affect our peer group and analyst forecasts. Cash flow goals are set by focusing on working capital efficiency, operating plans by business unit, and other cash sources and uses, including interest and income taxes. We established performance targets for FY 2025 that reflect the following:
•The Adjusted EPS and Adjusted Operating Profit targets were set to achieve growth of 15% and 12%, respectively, over FY 2024 results; and
•The Free Cash Flow target was set to achieve 38% growth in line with the FY 2025 external guidance range, reported at the end of FY 2024.
Our executive officers’ FY 2025 annual incentive plan also included the Compensation and Talent Committee’s discretionary consideration of progress on non-financial priority areas (for downward-only adjustment of payouts) that align with business strategic objectives and our Company purpose of Advancing Health Outcomes for All®, which the committee believes will create long-term shareholder value.
Consistent with prior years, our FY 2025 annual incentive plan targets assumed capital deployment in the form of share repurchases and considered analyst expectations for growth and peer companies’ publicly disclosed performance as well as public policy.
Target Setting for Long-Term Plans
The Company’s three-year plan, which is reviewed by the Board annually, considers business strategies that will take longer than 12 months to accomplish and reflects capital deployment, including projected acquisitions, along with other external, public policy and competitive risks, opportunities and challenges. Our FY 2023 – FY 2025 PSU awards were based on three-year Cumulative Adjusted EPS, three-year average ROIC, and TSR performance relative to a comparator group of companies (rTSR). The Compensation and Talent Committee chose Cumulative Adjusted EPS to evaluate performance because it serves as an operational metric – including operating profit growth, tax strategy and capital deployment – that directly correlates to share price performance. Adjusted EPS is also the key metric underpinning our guidance to investors. ROIC encourages leaders to make sound investments that generate strong returns for shareholders. For the portion of PSU awards tied to rTSR performance, payout at target level continues to require above-median performance at the 55th percentile of the rTSR comparator group. In addition, the number of shares earned for the rTSR portion of the award is capped at the target amount if absolute TSR is negative during the three-year performance period. No shares are earned for the rTSR portion of the award if rTSR for the three-year period falls below the 35th percentile of the rTSR comparator group.

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Each Compensation Element Serves a Unique Purpose
Our executive compensation program seeks to motivate our executive officers and to reward them when they meet and exceed challenging business goals and deliver sustained performance growth. McKesson’s executive compensation program consists of four compensation elements, each of which serves a unique purpose. We provide three direct compensation elements: base salary, annual cash incentive and long-term incentives. The fourth element consists of other compensation and benefits (for example, limited perquisites, severance and change in control benefits). Our incentive plans incorporate metrics that we believe are the key measures of our success and will drive long-term shareholder returns.
We focus on Adjusted EPS in our incentive plans because earnings per share is one of the principal measures used by investors to assess financial performance results and to establish a price for the Company’s equity, and it is a central component of our guidance to investors. Adjusted EPS aligns our executives’ interests with the broader set of strategic objectives they are tasked to manage, keeping enterprise value and shareholder interests at the forefront of management decisions on both a short- and long-term basis. Accordingly, given an increase in Adjusted EPS can drive an increase in shareholder value, the Compensation and Talent Committee determined it was important to include Adjusted EPS as a key component of both our annual and long-term incentives.
Annual Compensation
Annual compensation is delivered in cash with a substantial portion at-risk and contingent on the successful accomplishment of pre-established performance targets.
Base Salary
Base salary is the only fixed component of our executive officers’ total cash compensation and is intended to provide market-competitive pay to attract and retain executives. When considering whether to increase an NEO’s base salary, the Compensation and Talent Committee takes into account competitive market data derived from our Compensation Peer Group, as well as the individual’s performance and experience. Following a comprehensive review, the committee approved base salary increases for our NEOs effective June 1, 2024.
The table below summarizes FY 2024 and FY 2025 base salaries for our NEOs.

Name	FY 2024 Annual Base Salary(1) ($)	FY 2025 Annual Base Salary(1) ($)
Brian S. Tyler	1,500,000	1,550,000
Britt J. Vitalone	1,000,000	1,030,000
Michele Lau	700,000	724,500
LeAnn B. Smith	637,500	663,000
Thomas L. Rodgers	615,700	634,200
(1)FY 2024 and FY 2025 base salary figures shown above are as of fiscal year end.

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Management Incentive Plan
Overview. The Management Incentive Plan (MIP) is our enterprise annual cash incentive plan. MIP awards are conditioned on the achievement of Company financial and operational performance goals. The maximum MIP payout for executive officers is 200% of target. MIP financial and operational metrics and non-financial priority areas are established shortly after the beginning of the fiscal year. Consistent with FY 2024, our executive officers' FY 2025 MIP awards include the Compensation and Talent Committee’s discretionary consideration of the Company’s progress on non-financial priority areas discussed below. Based on a competitive market assessment, the Compensation and Talent Committee determined to adjust Mr. Tyler's MIP opportunity to 200% of his base salary beginning in FY 2025.
FY 2025 MIP Performance Metrics. In May 2024, the Compensation and Talent Committee selected Adjusted EPS, Adjusted Operating Profit and Free Cash Flow as the financial metrics for the FY 2025 MIP, the same metrics used for the prior fiscal year, as they are key areas of focus to drive our near-term success and advance our long-term strategy. The committee aligned FY 2025 MIP targets to our Adjusted EPS outlook. For additional information about target setting for MIP, please refer to "Target Setting for Annual Plans" on page 47. The following summarizes our FY 2025 MIP financial performance metrics:
•Adjusted EPS (50% of award). Adjusted EPS is an important driver of share price valuation and shareholder expectations. Consistent with prior years, our FY 2025 targets assumed, among other things, capital deployment in the form of share repurchases. The Compensation and Talent Committee applied an Adjusted EPS result of $33.01 for purposes of calculating FY 2025 MIP payouts. A related metric, three-year Cumulative Adjusted EPS, is used as a metric for Performance Stock Units. Adjusted EPS is highly relevant in both short- and long-term contexts, and the Compensation and Talent Committee believes it is useful to measure Adjusted EPS across both periods, with greater economic opportunity in the long-term portion of the program to ensure short-term gains are not sought at the expense of long-term performance. See Appendix A to this proxy statement for a reconciliation of diluted earnings per share from continuing operations as reported under U.S. generally accepted accounting principles (GAAP) to the Adjusted EPS result used for incentive payout purposes.
•Adjusted Operating Profit (25% of award). Adjusted Operating Profit (AOP) rewards focus on operational performance and profitability. The Compensation and Talent Committee applied an AOP result of $5,610 million for purposes of calculating the FY 2025 MIP payouts. See Appendix A to this proxy statement for a reconciliation of operating profit as reported under U.S. GAAP to the AOP result used for incentive payout purposes.
•Free Cash Flow (25% of award). Free Cash Flow (FCF) provides the basis for our disciplined approach to capital deployment. For purposes of calculating FY 2025 MIP payouts, the Compensation and Talent Committee applied a FCF result of $5,226 million. Cash flow is highly relevant in both short- and long-term contexts, as it measures effective generation and management of cash. See Appendix A to this proxy statement for a reconciliation of operating cash flow as reported under U.S. GAAP to the FCF result used for incentive payout purposes.
FY 2025 Non-Financial Priority Areas. Our executive officers’ MIP awards may be adjusted downward based on the Compensation and Talent Committee’s discretionary consideration of the Company’s progress on non-financial priority areas that support our business strategy. As a company, we take a holistic approach to these matters. Our goal is to build long-term value for the Company’s shareholders and strengthen the culture of the Company. We strongly believe this starts at the top, with our executive officers focusing on these key priority areas.
In May 2024, considering McKesson’s strategic business objectives and our Company purpose of Advancing Health Outcomes for All®, the Compensation and Talent Committee selected the following objectives for discretionary consideration and potential adjustment (downward only) of FY 2025 MIP payouts for our executive officers, including our NEOs:
•Progress towards our Science-based Targets Initiative (SBTi) targets as outlined in our Impact Report;
•Advancement of our best talent strategy as measured by our Employee Opinion Survey results and participation in our Employee Resource Groups, which are open to all employees; and

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•Successful fulfillment of our executive officers’ governance duties to prioritize regulatory excellence, risk management, compliance and ethics.
Following a comprehensive review of executive officer performance in the selected non-financial priority areas, the Compensation and Talent Committee determined our executive officers largely met the FY 2025 non-financial objectives; therefore, the committee determined not to make a downward adjustment to the FY 2025 MIP payouts.
FY 2025 MIP Payout Formula. Based on these results, our NEO participants received 119% of their FY 2025 MIP target awards. As is the case for all of the Company’s performance-based payout scales, when a result falls between reference points, we use linear interpolation to determine the result.
In determining the Company’s performance for purposes of payouts under our incentive plans, the Compensation and Talent Committee has discretion to include or exclude special charges or unusual and infrequent items incurred during the performance period if it determines that such adjustments are appropriate. On a quarterly basis, the committee reviews reconciliations of non-GAAP to GAAP financial results.
Results for the three metrics in the MIP are shown below for our NEOs:
(1)The FY 2025 MIP non-GAAP financial metrics shown above generally exclude the impact of items that are included in our GAAP financial measures, such as amortization of acquisition-related intangibles, transaction-related expenses and adjustments, LIFO inventory-related adjustments, gains from antitrust legal settlements, restructuring, impairment, and related claims, net litigation recoveries or charges, and other adjustments. See Appendix A to this proxy statement for detailed reconciliations of the GAAP to non-GAAP metrics used for incentive payout purposes.
The table below summarizes MIP payouts to our NEOs for FY 2025:

							MIP Payout Earned = 119%
Name	Eligible Earnings ($)(1)	X	MIP Target (%)	=	MIP Target Award ($)	X	Adjusted EPS Result (%) 50% Weight	+	AOP Result (%) 25% Weight	+	FCF Result (%) 25% Weight	=	FY 2025 MIP Payout ($)
Brian S. Tyler	1,541,667		200%		3,083,334		132%		114%		100%		3,669,167
Britt J. Vitalone	1,025,000		125%		1,281,250		132%		114%		100%		1,524,688
Michele Lau	720,417		100%		720,417		132%		114%		100%		857,296
LeAnn B. Smith	658,750		100%		658,750		132%		114%		100%		783,913
Thomas L. Rodgers	631,117		100%		631,117		132%		114%		100%		751,029

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(1)Eligible earnings refers to regular wages earned by and paid to the NEO during the fiscal year, excluding certain items such as earnings received during a paid leave.
Long-Term Incentive Compensation
Long-term incentive (LTI) compensation is a critical component of our executive compensation program. It is in our shareholders’ interests that our executives foster a long-term view of the Company’s financial results. Long-term incentives are also an important retention tool that management and the Compensation and Talent Committee use to align the financial interests of executives and other key contributors with sustained shareholder value creation.
For FY 2025, the Company’s LTI compensation program for NEOs included two awards:
•Performance Stock Units (60% of target LTI value)
•Restricted Stock Units (40% of target LTI value)
Performance Stock Unit Program
Overview. The Performance Stock Unit (PSU) program is a long-term equity incentive program with payouts conditioned on achievement against pre-established performance goals. A new three-year performance period begins each fiscal year, and PSU performance goals and the target awards for our executive officers are established shortly after the beginning of the performance period.
FY 2023 — FY 2025 PSU Performance Metrics. In May 2022, the Compensation and Talent Committee established three-year Cumulative Adjusted EPS, three-year average Return on Invested Capital (ROIC) and the Company’s Total Shareholder Return (TSR) relative to a comparator group as the performance metrics for FY 2023 — FY 2025 PSU payouts. For additional information about target setting for the PSU program, please refer to "Target Setting for Long-Term Plans" on page 47. The following summarizes our FY 2023 — FY 2025 PSU performance metrics:
•Cumulative Adjusted EPS (50% of payout). Cumulative Adjusted EPS was selected as a metric because of the importance of earnings as a driver of share price valuation and shareholder expectations. Consistent with prior performance periods, our Cumulative Adjusted EPS target assumed, among other things, capital deployment in the form of share repurchases. For FY 2023 — FY 2025, the Compensation and Talent Committee applied a Cumulative Adjusted EPS result of $86.35 for purposes of calculating PSU payouts. A related metric, one-year Adjusted EPS, is used as a metric for the Management Incentive Plan. Adjusted EPS is highly relevant in both short- and long-term contexts, and the Compensation and Talent Committee believes it is useful to measure Adjusted EPS across both periods, with greater economic opportunity in the long-term portion of the program to ensure that short-term gains are not sought at the expense of long-term performance. See Appendix A to this proxy statement for a reconciliation of diluted earnings per share from continuing operations as reported under U.S. GAAP to the Adjusted EPS result used for incentive payout purposes.
•Average ROIC (25% of payout). Return on Invested Capital (ROIC) measures the Company’s ability to create value by generating a return that is above our weighted average cost of capital. ROIC encourages leaders to make sound investments that generate strong returns for shareholders. Adjusted three-year average ROIC measures, as a percentage, the average of our annual after-tax adjusted operating income divided by invested capital over the three-year performance period. For FY 2023 — FY 2025, the Compensation and Talent Committee applied a three-year average ROIC result of 24.03% for purposes of calculating PSU payouts.
•Total Shareholder Return (25% of payout). TSR is calculated as share price appreciation (or reduction) over the performance period, including reinvestment of dividends when paid, divided by the share price at the beginning of the period. The stock price we use at the beginning and at the end of the period is the average closing price of Company common stock over the 30-day period preceding the applicable date. At the end of the performance period, performance is determined by ranking the Company’s TSR against the TSR of the companies in our FY 2023 — FY 2025 relative TSR comparator group described below. Payout at target level continues to require above-median performance at the 55th percentile of the relative TSR comparator group. In addition, for the relative TSR portion of the award, the number of shares earned is capped at the target amount if absolute TSR is negative during the three-year performance period. No shares are earned for the relative TSR portion of the award if McKesson’s TSR for the three-year period falls below the 35th percentile of the relative TSR comparator group. Upon certification of the result, participants receive shares of Company common stock if the performance threshold is met. For FY 2023 — FY 2025, the Company’s TSR was at the 93.33th percentile relative to our relative TSR comparator group over the three-year

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period ending March 31, 2025, and the Compensation and Talent Committee applied this result for purposes of calculating PSU payouts.
FY 2023 — FY 2025 PSU Payout Formula. Based on these results, our NEO participants received 148% of their FY 2023 — FY 2025 PSU target awards. When a metric’s result falls between reference points, we use linear interpolation to determine the result.
Results for the three metrics applicable to PSUs are shown below:
The table below summarizes PSU payouts for our NEOs for the FY 2023 — FY 2025 performance period:

			PSU Payout Earned: 148%
Name(1)	FY 2023 — FY 2025 Target PSUs (#)	X	Cumulative Adjusted EPS Result (%) 50% Weight	+	Average ROIC Result (%) 25% Weight	+	Relative TSR Result (%) 25% Weight	=	FY 2023 — FY 2025 Earned PSUs (#)
Brian S. Tyler	22,188		147%		96%		200%		32,838
Britt J. Vitalone	6,828		147%		96%		200%		10,105
LeAnn B. Smith(2)	639		147% (67% Weight)		96% (33% Weight)		N/A		831
LeAnn B. Smith(3)	2,061		147%		96%		200%		3,050
Thomas L. Rodgers	2,476		147%		96%		200%		3,664
(1)Ms. Lau joined McKesson during FY 2024 and was not granted a FY 2023 — FY 2025 PSU target award.
(2)In May 2022, prior to becoming an executive officer, Ms. Smith was awarded 639 PSUs for the FY 2023 — FY 2025 performance period with performance metrics consisting of 67% Cumulative Adjusted EPS and 33% Average ROIC.
(3)In February 2023, Ms. Smith was awarded 2,061 PSUs for the FY 2023 — FY 2025 performance period in connection with her promotion to the position of Executive Vice President and Chief Human Resources Officer, which are subject to the performance goals applicable to executive officers, as described above.
FY 2023 — FY 2025 Relative TSR Comparator Group. For the FY 2023 — FY 2025 PSU awards, the Compensation and Talent Committee approved a relative TSR comparator group of 15 companies comprised of ten companies in the Compensation Peer Group that are considered most comparable to McKesson based on their talent pool, size and business focus, as well as five companies that are not viewed as competitors for talent, but are in at least two of the following categories: (1) companies with extensive business overlap; (2) companies with similar market exposure; (3) the largest pure play manufacturers representative of the pharmaceutical industry; and/or (4) manufacturers with large generic pharmaceutical market presence.

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The committee reaffirmed that this comparator group of companies more closely aligns with our core business operations than the Compensation Peer Group listed on page 56, which represents the market for our executive talent. These criteria help ensure that our relative TSR comparator group serves as a diversified representation of companies in McKesson’s supply chain and broader healthcare platforms and acts as an appropriate gauge of overall Company performance.

FY 2023 — FY 2025 Relative TSR Comparator Group(1)

Cardinal Health (CAH)	Henry Schein (HSIC)	Sanofi (SNY)
Cencora (COR)	Johnson & Johnson (JNJ)	Teva Pharmaceutical (TEVA)
Cigna (CI)	Kroger (KR)	Viatris (VTRS)
CVS Health (CVS)	Owens & Minor (OMI)	UnitedHealth Group (UNH)
Elevance Health (ELV)	Pfizer (PFE)	Walgreens Boots Alliance (WBA)
(1)The comparator group includes ten companies that are also included in the Compensation Peer Group.
FY 2025 — FY 2027 PSU Performance Metrics. PSUs comprise 60% of the target LTI awards granted in FY 2025 and will be earned based on Cumulative Adjusted EPS (50%), three-year average Return on Invested Capital (ROIC) (25%) and TSR relative to a comparator group (25%). The Compensation and Talent Committee believes the combination of Cumulative Adjusted EPS, three-year average ROIC and relative TSR will drive value creation and ensure alignment with shareholders. Consistent with FY 2023 — FY 2025 and FY 2024 — FY 2026 PSU awards, the comparator group for this performance period includes fifteen of our comparable peers and, in addition, healthcare supply chain companies as listed above. The Company must achieve above-median performance (55th percentile) relative to the comparator group to earn a target payout for the relative TSR portion of the award. The payout formula illustrated below applies to our NEOs:
We generally do not disclose forward-looking goals for our multi-year incentive programs, because it is competitively sensitive information, and the Company does not provide forward-looking guidance to our shareholders with respect to multi-year periods. Consistent with our past and current practice, we will disclose multi-year performance goals in our regular programs in full after the close of the performance period.
FY 2025 — FY 2027 Performance Stock Unit Awards. At its May 2024 meeting, following a review of all direct compensation components and market data derived from our Compensation Peer Group, the Compensation and Talent Committee approved FY 2025 — FY 2027 PSU target awards for our NEOs as follows:

Name	FY 2025 — FY 2027 PSUs (#)	FY 2025 — FY 2027 PSU Grant Value ($)(1)
Brian S. Tyler	14,805	8,700,417
Britt J. Vitalone	5,106	3,000,649
Michele Lau	3,064	1,800,750
LeAnn B. Smith	2,247	1,320,471
Thomas L. Rodgers	1,788	1,050,864
(1)A portion of the grant date fair value of PSU awards was determined by an independent third party using a Monte Carlo simulation model because the performance goals applicable to the PSU awards include a combination of operational and market-based (rTSR) criteria.

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Restricted Stock Units
Overview. Restricted Stock Unit (RSU) awards are time-vested equity grants that generally vest one-third on each of the first three anniversaries of the grant date. RSU awards directly align the interests of executives with those of shareholders by tying long-term incentive compensation value to Company share price performance. The Compensation and Talent Committee determines the proportion of total target long-term incentives that will be awarded as RSUs by considering the balance of cash and equity in our annual and long-term incentive plans, our strategic and operational objectives, our NEOs' responsibilities, a review of similar grants made at companies in our Compensation Peer Group and other factors the committee deems relevant.
FY 2025 Restricted Stock Unit Awards. Following a review of all direct compensation components and market data derived from our Compensation Peer Group, the Compensation and Talent Committee granted FY 2025 RSU awards to our NEOs as follows:

Name	FY 2025 RSUs (#)	FY 2025 RSU Grant Value ($)(1)
Brian S. Tyler	10,500	5,800,095
Britt J. Vitalone	3,621	2,000,204
Michele Lau	2,173	1,200,343
LeAnn B. Smith	1,594	880,510
Thomas L. Rodgers	1,268	700,431
(1)The RSUs awarded in May 2024 were granted at a fair market value of $552.39 per unit.
Other Compensation and Benefits
The Company provides an array of benefits to all employees. These benefits are comparable to those offered by employers in our industry and geographic footprint, including a competitive suite of health and life insurance and retirement benefits. In providing these benefits, both management and the Compensation and Talent Committee determined that they are appropriate for the attraction and retention of talent. In addition to the discussion of benefits below, the compensation associated with these benefits is described in footnote 2 to the 2025 Summary Compensation Table.
The Company offers two voluntary nonqualified, unfunded deferred compensation plans: (1) the Supplemental Retirement Savings Plan (SRSP) and (2) the Deferred Compensation Administration Plan III (DCAP III). The SRSP is offered to all employees, including executive officers, who may be impacted by compensation limits that restrict participation in the McKesson Corporation 401(k) Retirement Savings Plan (401(k) Plan). Participation in DCAP III is offered to all senior-level management and executive-level employees, including our executive officers, and certain additional categories of senior-level professionals who are highly compensated employees.
Our employees, including our executive officers, are eligible to participate in the McKesson Foundation’s Matching Gifts Program. Under this program, employee gifts to schools, educational associations or funds and other public charitable organizations are eligible for a foundation match. In addition, under the Board Service Grant Program, our employees, including our executive officers, may apply to the foundation for an annual gift in recognition of their service on the board of directors of such an organization. All of McKesson’s employees in the U.S. and Canada may also request a matching contribution, without limitation, under the McKesson Foundation’s Disaster Relief matching program, which matches contributions made to applicable public charitable organizations.
A limited number of other benefits are provided to executive officers, because it is customary to provide such benefits or in the best interest of the Company and its shareholders to do so. We pay for executive health services, including annual physical examinations, for our executive officers.
The Company provides security services for our CEO, which the Board has determined are reasonable, necessary and in the best interest of the Company and its shareholders. During FY 2025, we engaged an independent security consultant to conduct a comprehensive study of our security program. Considering the Company’s size, profile, its business activities, as well as safety concerns arising directly as a result of our executive officers' roles at the Company, the independent consultant advised that the security measures currently in place with respect to our executive officers are appropriate. Accordingly, our Executive Officer Security Policy requires our CEO to use the corporate aircraft for both business and personal use. The security services provided to our CEO also include the installation of home security systems and equipment; however, beginning with FY 2021, Mr. Tyler assumed the cost of ongoing home security monitoring. We do not reimburse our NEOs for taxes due on imputed income for items or services provided under the Executive Officer Security Policy. In accordance with SEC disclosure rules, the aggregate incremental cost of these services is reported in the 2025 Summary Compensation Table.

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Compensation Peer Group
Peer Selection Process
Each year, the Compensation and Talent Committee determines which companies possess sufficiently similar business characteristics or sector fit to be included in the peer group. A key objective of our executive compensation program is to ensure that the total compensation package we provide to our executive officers is competitive with the companies we compete against for executive talent. The Compensation and Talent Committee consults with its independent compensation consultant to develop a compensation peer group of companies to serve as the basis for comparing McKesson’s executive compensation program to the market. The Compensation and Talent Committee uses the guiding principles and questions below as a foundational tool to determine McKesson’s Compensation Peer Group.

Guiding Principles for McKesson Peer Selection

Consider Industry to identify companies with similar business model or philosophy
•Start with direct distribution peers in the healthcare industry
•Expand to other healthcare peers that might interact with McKesson in its value supply chain
•Extend search to non-healthcare peers with operationally similar business models (i.e., companies that have a manufacturing, distribution, wholesale and/or retail component)
Consider Size to ensure companies are similar in scope
Consider other Business Characteristics to identify publicly traded companies headquartered in the U.S.

Questions Addressed in Developing an Effective Peer Group

Who are key performance comparators?	•Which companies have the same or similar customers? •Which companies have similar market demands and influences?

Who are closest competitors for talent?	•Which companies might try to recruit from McKesson? •If McKesson had to replace the executive team, from which companies might it recruit to attract executives with similar capabilities?

Who are the peers from an external perspective?	•Which companies attract similar shareholders? •Who do key analysts name as peers? •Who do current peers name as peers?

FY 2025 Compensation Peer Group and How We Used the Data
As our Company has few direct business competitors, it is difficult to create a peer group based on industry codes, revenues, or market capitalization alone. The Compensation and Talent Committee strives to develop a peer group that best reflects all aspects of McKesson’s complex business. For FY 2025, the committee and its independent compensation consultant used a value supply chain framework to identify companies that may compete with McKesson for executive talent. McKesson’s peers include the following: (1) healthcare companies that may compete or interact with McKesson’s supply chain; (2) non-healthcare companies that are operationally similar to McKesson or other companies in its supply chain; and (3) managed care companies.
The committee then considered factors such as revenue and market capitalization to derive an appropriate number of peers within our value supply chain framework. The committee believes our varied selection of peer group companies provides a better understanding of the evolving and competitive marketplace for executive talent.

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The Compensation and Talent Committee used data derived from our Compensation Peer Group to inform its decisions about overall compensation, compensation elements, optimum pay mix and the relative competitive landscape of our executive compensation program. The committee used multiple reference points when establishing target compensation levels. The committee did not strive to benchmark any individual compensation component or compensation in the aggregate to be at any specific percentile level relative to the market. Our 21 peer companies below are sorted by revenue and market capitalization. They reflect the Compensation Peer Group utilized by the Compensation and Talent Committee at its May 2024 meeting, when it established FY 2025 target direct compensation for our executive officers. To ensure a robust and balanced Compensation Peer Group, select peers fall outside of our preferred market capitalization range due to the difficulty in finding peers of sufficiently large revenue with similar business characteristics.
FY 2025 COMPENSATION PEER GROUP
(1)Revenues are stated in billions for the most recently completed fiscal year as publicly reported by each company as of March 31, 2025.
(2)Market capitalizations are stated in billions as of March 31, 2025, the last trading day of our fiscal year.

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Independent Review Process
The Compensation and Talent Committee sets performance goals, payout scales and target award levels for executive officers. The committee also determines incentive payouts for the prior fiscal year based on actual results against performance goals. While performance goals and payout scales are initially developed by senior management and driven by the Board-approved, one-year operating plan and the rolling three-year strategic plan reviewed with the Board, the committee has the authority to approve, modify or amend management’s performance goals and payout scale recommendations. Performance goals are selected to be consistent with the operating and strategic plans reviewed, challenged and approved by the Board and information routinely communicated to employees or shareholders by management.

Setting Targets for the Fiscal Year	Mid-Year Review	Assessing Year-End Results

•Compensation and Talent Committee’s independent consultant uses data on the Compensation Peer Group derived from independent surveys and disclosures by public companies to inform the committee of competitive pay levels for executive officers.
•Our CEO, in consultation with the Compensation and Talent Committee’s independent compensation consultant and our EVP & CHRO, develops compensation recommendations for the other executive officers, for approval by the committee.
•Compensation and Talent Committee sets target pay for all executive officers, including our CEO.

•Compensation and Talent Committee examines the design and purpose of all executive compensation pay elements.
•Compensation and Talent Committee reviews and considers feedback from shareholders and proxy advisory firms regarding executive compensation program and policies.
•Compensation and Talent Committee reviews compliance with Stock Ownership Policy.
•Management updates the Compensation and Talent Committee on performance against incentive plan pre-established targets.
•Compensation and Talent Committee reflects on market trends and emerging practices in executive compensation and their potential application at McKesson.

•Compensation and Talent Committee reviews current compensation and estimated separation and change in control benefits.
•CEO presents an assessment of his individual performance results to the Board and discusses his goals for the new fiscal year.
•Compensation and Talent Committee considers, among other things, progress on non-financial priority areas, including regulatory, compliance, best talent and environmental objectives, in making executive compensation determinations.
•Board conducts our CEO’s performance review, discusses his performance in executive session and approves his goals for the new fiscal year.
•Compensation and Talent Committee determines our CEO’s incentive compensation payouts in executive session with input from its independent compensation consultant.

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Role of Independent Compensation Consultant
Pursuant to its charter, the Compensation and Talent Committee may retain and terminate the services of any consultant or other advisor, as well as approve the advisor’s fees and other engagement terms. Each year, the committee evaluates the qualifications, performance and independence of its independent compensation consultant. To ensure it receives independent and unbiased advice and analysis, the committee adopted a formal independence policy pursuant to which its compensation consultant’s independence is certified annually.
During FY 2025, the Compensation and Talent Committee agreed to continue its engagement of Korn Ferry as its independent compensation consultant. As discussed throughout this proxy statement, the committee's independent compensation consultant advises on compensation matters concerning our executive officers. Representatives from Korn Ferry attended all Compensation and Talent Committee meetings during FY 2025 and communicated directly with committee members. The fees incurred for FY 2025 services provided by Korn Ferry to the Compensation and Talent Committee totaled $335,000.
Role of Management
Our CEO provides the Compensation and Talent Committee with pay recommendations for executive officers other than himself. The Compensation and Talent Committee, with input from the committee’s independent compensation consultant, determines our CEO’s compensation in executive session. Our Executive Vice President and Chief Human Resources Officer attends committee meetings to provide perspective and expertise relevant to the agenda. Management supports the committee’s activities by providing analyses and recommendations as requested. Management also reports to the committee on a regular basis regarding feedback received in the course of year-round shareholder engagement.
Information on Other Compensation-Related Topics
Severance and Change in Control Benefits
Our Severance Policy for Executive Employees (Executive Severance Policy) affords benefits to selected management employees, including our executive officers. We provide severance benefits to give executives a measure of financial security following the loss of employment, and to protect the Company from competitive activities after their departure. We believe these benefits are important to attract and retain executives in a highly competitive industry. This policy applies if an executive officer is terminated by the Company for reasons other than for cause and the termination is not covered by the Company’s Change in Control Policy for Selected Executive Employees (CIC Policy).
Award agreements under our 2022 Stock Plan and 2013 Stock Plan include change in control provisions which provide for “double-trigger” vesting upon an involuntary or constructive termination of employment following a change in control. Our CIC Policy provides for cash severance benefits to selected management employees in the event of an involuntary or constructive termination of employment occurring in connection with a change in control. We believe our CIC Policy is in our shareholders’ best interest, so that senior management can remain focused on important business decisions and not on how a potential transaction may affect them personally. The CIC Policy is administered by the Compensation and Talent Committee and benefits are consistent with current market practice. More detailed descriptions of the Executive Severance Policy and the CIC Policy are provided below at “Severance and Change in Control Policies" on page 69.

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Stock Ownership Policy
The Company maintains robust guidelines for stock ownership by executive officers. Our CEO’s ownership requirement is six times base salary, and the ownership requirement for each of the Company’s other executive officers is three times their respective base salaries. Shares subject to stock options and PSU target awards do not count toward ownership under the policy. The Company reserves the right to restrict sales of the underlying shares of vesting equity awards if executives fail to meet the ownership requirements specified in the policy. Additionally, executives are required to hold 75% of the net after-tax shares issued upon the vesting or exercise of an award until the policy’s requirements are met. Once the requirement is met, executives must maintain that level of ownership or again be subject to the 75% holding requirement. Members of our Board are also subject to stock ownership guidelines, which are summarized above at “Director Compensation – Equity Compensation.”
The Compensation and Talent Committee reviews executive officer compliance with our Stock Ownership Policy each year. As of March 31, 2025, all NEOs satisfied their stock ownership requirement.

Name	Stock Ownership Policy
	Target Ownership		Actual Ownership
	Multiple of Base Salary	Multiple Expressed in Dollars	Multiple of Base Salary(1)	Value of Shares Held by Executives in Dollars(2)
Brian S. Tyler	6	9,300,000	29.5	45,686,510
Britt J. Vitalone	3	3,090,000	14.9	15,326,211
Michele Lau	3	2,173,500	9.9	7,150,809
LeAnn B. Smith	3	1,989,000	5.0	3,336,011
Thomas L. Rodgers	3	1,902,600	5.9	3,760,668
(1)NEO ownership is stated as of March 31, 2025, using FY 2025 salary levels. The ownership requirement may be met through any combination of the following:
•Direct stock holdings of the Company’s common stock, including shares held in a living trust, a family partnership or corporation controlled by the officer, unless the officer expressly disclaims beneficial ownership of such shares;
•Shares of the Company’s common stock held in the 401(k) Plan;
•Shares of the Company’s common stock underlying outstanding restricted stock and restricted stock unit awards; and/or
•Shares of the Company’s common stock underlying restricted stock units that are vested and deferred under a Company-sponsored deferral program.
(2)Based on the $672.99 closing price of the Company’s common stock as reported by the NYSE on March 31, 2025.
Anti-Hedging and Pledging Policies and Practices
The Company’s framework of insider trading policies and procedures prohibits all directors and executive officers from engaging in any hedging transaction with respect to Company securities. These individuals are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. Pledges of Company securities arising from certain types of hedging transactions are also prohibited. See page 26 for more detailed information.
Equity Grant Policy and Procedures
Under the Company’s written equity grant policy, the grant date of equity awards is generally the date on which the Board or the Compensation and Talent Committee approves the award by meeting or unanimous written consent or a later date designated in such approval. In the case that an equity award is approved when the Company’s directors or employees may be in possession of material non-public information, the grant date of the equity award is deferred until the earlier of (1) the completion of one NYSE core trading session after the Company publicly discloses its quarterly earnings, or (2) the passage of 24 hours after the Company has publicly disclosed its quarterly earnings. The Company’s annual equity grants generally occur at the end of May each year, close in time to our public announcement of financial results for the prior completed fiscal year and publication of our forward estimate of earnings for the current fiscal year.

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The annual PSU program has a three-year performance period and the shares that are earned are not subject to any further vesting conditions. RSU awards generally vest over three years. For the time being, the Company has discontinued the grant of stock options.
Recoupment Policies
The Board is dedicated to maintaining and enhancing a culture focused on integrity and accountability that discourages conduct detrimental to the Company’s sustainable growth. The Company maintains two recoupment policies described below.
Compensation Recoupment Policy. Our Compensation Recoupment Policy is incorporated by reference into all of our incentive plans, including those plans in which our NEOs participate.
The policy applies to any employee who receives a cash or equity award. The Company may recover or “claw back” incentive compensation if an employee:
•Engages in misconduct pertaining to a financial reporting requirement under the federal securities laws that in turn would require the Company to file a restatement of its audited financial statements with the SEC to correct an error;
•Receives incentive compensation based on an inaccurate financial or operating measure that when corrected causes significant harm to the Company;
•Engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the detriment of the Company’s financial results as filed with the SEC; or
•Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of McKesson or any of its subsidiaries or affiliates.
The committee may recover incentive compensation after consideration of factors it deems appropriate, such as, for example, the passage of time since the occurrence of the act and any pending or threatened legal proceeding relating to the employee’s conduct.
In the event that incentive compensation is recovered from current or former Section 16 officers pursuant to the Financial Restatement Recoupment Policy described below, the Company has the discretion to recover erroneously awarded incentive compensation from other non-officer employees who are not subject to the Financial Restatement Recoupment Policy.
If triggered, then to the fullest extent permitted by law, the Company may require the employee to reimburse the Company for all or a portion of any incentive compensation received in cash within the last 12 months, and remit to the Company any compensation received from the vesting or exercise of equity-based awards occurring within the last 12 months. The Company will publicly disclose the results of any deliberations about whether to recoup compensation from an executive officer unless, in individual cases and consistent with any legally mandated disclosure requirements, the Board or the Compensation and Talent Committee concludes that legal or privacy concerns would prevent such disclosure.
Financial Restatement Recoupment Policy. This policy is intended to comply with the requirements of Section 10D of the Securities Exchange Act and the rules of the NYSE under which the Company must recover certain excess incentive-based compensation paid to Section 16 officers in the event of a restatement of our financial statements due to our material noncompliance with any financial reporting required under U.S. federal securities laws. Recovery under the Financial Restatement Policy is mandatory, and no misconduct is required.
A copy of our Financial Statement Recoupment Policy is filed as Exhibit 97 to our Annual Report on Form 10-K, as filed with the SEC on May 8, 2024.

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Compensation and Talent Committee Report on Executive Compensation
We have reviewed and discussed with management the Compensation Discussion and Analysis. Based on such review and discussions, the Compensation and Talent Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference to McKesson Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.
Compensation and Talent Committee of the Board of Directors
Donald R. Knauss, Chair
Richard H. Carmona, M.D.
Deborah Dunsire, M.D.*
Julie L. Gerberding, M.D., M.P.H.
James H. Hinton
Kathleen Wilson-Thompson

*Served on Compensation and Talent Committee until May 22, 2025
Compensation and Talent Committee Interlocks and Insider Participation
The Compensation and Talent Committee is currently composed of Donald R. Knauss, Richard H. Carmona, M.D., Julie L. Gerberding, M.D., M.P.H., James H. Hinton and Kathleen Wilson-Thompson. No member of the Compensation and Talent Committee is, or was during FY 2025, a current or former officer or employee of the Company or any of its subsidiaries. Additionally, during FY 2025, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation and Talent Committee of the Company.

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2025 Summary Compensation Table
The table below provides information regarding compensation and benefits earned by our NEOs.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Brian S. Tyler Chief Executive Officer	2025	1,541,667	-0-	14,500,512	3,669,167	450,368	20,161,714
	2024	1,490,000	-0-	13,500,408	3,142,410	864,725	18,997,543
	2023	1,433,333	-0-	13,000,596	5,016,667	770,729	20,221,325
Britt J. Vitalone Executive Vice President and Chief Financial Officer	2025	1,025,000	-0-	5,000,853	1,524,688	131,640	7,682,181
	2024	937,500	-0-	4,350,396	1,335,938	158,827	6,782,661
	2023	870,834	-0-	4,000,708	2,002,917	163,254	7,037,713
Michele Lau Executive Vice President and Chief Legal Officer	2025	720,417	-0-	3,001,093	857,296	647,899	5,226,705
	2024	175,000	1,500,000	6,851,529	199,500	80,225	8,806,254

LeAnn B. Smith Executive Vice President and Chief Human Resources Officer	2025	658,750	-0-	2,200,981	783,913	74,255	3,717,899
	2024	635,418	100,000	2,000,379	724,377	80,941	3,541,115
	2023	515,083	100,000	2,050,834	676,177	33,435	3,375,529
Thomas L. Rodgers Executive Vice President and Chief Strategy and Business Development Officer	2025	631,117	-0-	1,751,295	751,029	79,866	3,213,307
	2024	611,750	-0-	1,750,716	697,395	119,115	3,178,976
	2023	589,167	-0-	1,450,503	1,178,334	82,201	3,300,205
(1)Stock Award amounts shown represent the aggregate grant date fair value of stock-based awards calculated in accordance with ASC Topic 718. These values exclude estimated forfeitures and may not reflect compensation actually received by our executive officers. The assumptions used to calculate the value of these awards can be found in Financial Note 4 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended March 31, 2025, as filed with the SEC on May 9, 2025. For awards that are not subject to performance conditions, such as RSUs, the maximum award levels would not result in awards greater than disclosed in the table above. For awards that are subject to performance conditions, such as PSUs, we report the value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under ASC Topic 718, excluding the effect of estimated forfeitures.
The following represents the aggregate value based on the maximum number of shares that may be earned for PSU awards computed in accordance with ASC Topic 718 for each of the fiscal years presented above: Mr. Tyler, $17,400,834, $16,200,475, and $15,600,590; Mr. Vitalone, $6,001,298, $5,220,716, and $4,800,876; Ms. Lau, $3,601,500 and $3,422,373; Ms. Smith, $2,640,942, $2,400,677, and $2,100,736; and Mr. Rodgers, $2,101,728, $2,101,068, and $1,741,000.
(2)All Other Compensation components shown in the table below represent the following amounts with respect to FY 2025:

Name	401(k) Plan Match ($)(a)	Nonqualified Deferred Compensation Plan Match ($)(b)	Financial Counseling ($)(c)	Executive Officer Security ($)(d)	Relocation ($)(e)	Other Perquisites ($)(f)	Total All Other Compensation ($)
Brian S. Tyler	13,800	173,563	20,092	231,525	1,356	10,032	450,368
Britt J. Vitalone	13,800	80,638	18,930	14,294	-0-	3,978	131,640
Michele Lau	-0-	22,997	18,933	-0-	592,414	13,555	647,899
LeAnn B. Smith	13,800	41,525	18,930	-0-	-0-	-0-	74,255
Thomas L. Rodgers	13,800	39,341	19,225	-0-	-0-	7,500	79,866
(a)Matching Contributions to 401(k) Plan:
These are amounts contributed by the Company to each NEO's account under our 401(k) plan.
(b)Matching Contributions to Nonqualified Deferred Compensation Plans:
As described below in the narrative following the 2025 Nonqualified Deferred Compensation Table, the SRSP provides for matching contributions. Matching contributions credited by the Company to each NEO’s SRSP account were as follows: Mr. Tyler, $173,563; Mr. Vitalone, $80,638; Ms. Lau, $22,997; Ms. Smith, $41,525; Mr. Rodgers, $39,341.

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(c)Financial Counseling Services:
These amounts represent the cost of financial counseling services provided to each NEO.
(d)Executive Officer Security Policy:
Company Aircraft: Mr. Tyler is required under our security policy to use Company aircraft for security, productivity and privacy reasons. The aggregate incremental cost of personal use of Company-provided aircraft for Mr. Tyler in FY 2025 was $196,082. In accordance with our security policy, Mr. Tyler approved Mr. Vitalone’s personal use of the Company’s aircraft. The aggregate incremental cost of personal use of Company-provided aircraft for Mr. Vitalone in FY 2025 was $13,413. To calculate this cost, the Company determines the total variable annual operating cost for each aircraft, such as fuel, trip-related maintenance, landing and parking fees, crew expenses, supplies and catering. The total variable operating cost is then averaged for all flight hours flown and multiplied by the total number of personal flight hours for each NEO. Fixed annual costs that do not change based on usage, such as pilots’ salaries, home hangar expenses, general taxes, routine maintenance and insurance, are excluded from the incremental cost calculation. If an aircraft flies empty before picking up or after dropping off a passenger flying for personal reasons, and the empty flight is not related to any other business-related travel, this “deadhead” segment is included in the incremental cost calculation for determining personal use. Subject to availability and space, occasionally personal guests may accompany our named executive officers on business or personal travel, but, in these instances, there was no incremental cost to the Company.
Vehicle Transport: Due to Mr. Tyler’s and Mr. Vitalone's risk profiles, a vetted transportation service is made available for ground transportation requirements, which may include limited personal trips that are logged separately for mileage and time. The aggregate incremental cost of personal use of Company-provided ground transportation for Mr. Tyler and Mr. Vitalone in FY 2025 was $12,210 and $881, respectively. The Company determines the amount associated with personal use of a Company vehicle by calculating the incremental cost to the Company based on the annual lease value of the car and fuel utilization. For tax purposes, the cost of the personal use is imputed as income and no gross-up payment for these taxes is made by the Company.
Home Security: The Company paid $23,233 in FY 2025 for the installation of home security devices for Mr. Tyler, based on an evaluation performed by an independent security consultant. For a complete description of Mr. Tyler’s security benefit, please refer to the section entitled “Other Compensation and Benefits” on page 54.
The Company does not reimburse our NEOs for taxes due on imputed income for items or services provided under the Executive Officer Security Policy.
(e)Relocation:
For Mr. Tyler, includes $1,356 for income tax gross-ups paid during FY 2025 in relation to his prior international assignment. For Ms. Lau, includes $452,689 for the value of relocation expenses paid by the Company to her or on her behalf, and $139,725 for income tax gross-ups pursuant to the Company’s relocation policy. These relocation benefits are consistent with the benefits provided to all employees who relocate in connection with their employment with the Company.
(f)Other Perquisites:
Annual Physical Examinations: For Mr. Tyler, Mr. Vitalone, Ms. Lau, and Mr. Rodgers includes $5,032, $3,978, $6,055, and $500 respectively, in Company-paid expenses related to annual physical examinations.
McKesson Foundation Company Matching Contributions: For Ms. Lau and Mr. Rodgers, includes $5,000 and $7,000, respectively, in matching contributions made by the McKesson Foundation to charitable organizations. For Mr. Tyler and Ms. Lau, includes $5,000 and $2,500, respectively, donated by the McKesson Foundation to charitable organizations in respect of their service as directors of these organizations.

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2025 Grants of Plan-Based Awards Table
The table below provides information on plan-based awards granted to our NEOs during the fiscal year ended March 31, 2025:

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)(3)	Target ($)	Maximum ($)	Threshold (#)(4)	Target (#)	Maximum (#)
Brian S. Tyler	RSU	5/23/2024							10,500	5,800,095
	PSU	5/23/2024				7,403	14,805	29,610		8,700,417
	MIP		1,541,667	3,083,334	6,166,668
Britt J. Vitalone	RSU	5/23/2024							3,621	2,000,204
	PSU	5/23/2024				2,553	5,106	10,212		3,000,649
	MIP		640,625	1,281,250	2,562,500
Michele Lau	RSU	5/23/2024							2,173	1,200,343
	PSU	5/23/2024				1,532	3,064	6,128		1,800,750
	MIP		360,209	720,417	1,440,834
LeAnn B. Smith	RSU	5/23/2024							1,594	880,510
	PSU	5/23/2024				1,124	2,247	4,494		1,320,471
	MIP		329,375	658,750	1,317,500
Thomas L. Rodgers	RSU	5/23/2024							1,268	700,431
	PSU	5/23/2024				894	1,788	3,576		1,050,864
	MIP		315,559	631,117	1,262,234
(1)Amounts shown represent the range of possible cash payouts under the MIP for the FY 2025 performance period. Amounts actually earned under the FY 2025 MIP are included in the 2025 Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.” Information regarding the operation of the MIP is provided above in the section titled “Each Compensation Element Serves a Unique Purpose.”
(2)Amounts shown for PSUs represent the range of possible payouts for the FY 2025 — FY 2027 performance period that the Compensation and Talent Committee established at its May 2024 meeting with respect to annual PSU awards. Payout decisions for these PSU awards will be made in May 2027.
(3)Amounts shown for MIP represent 50% of the target payout for FY 2025, which is the threshold award payout.
(4)Amounts shown for the annual PSUs represent 50% of the target payout for the FY 2025 — FY 2027 performance period, which is the threshold award payout.
(5)Amounts shown reflect the aggregate grant date fair values of RSU and PSU awards computed in accordance with ASC Topic 718, and do not reflect actual realized values. A portion of the grant date fair value of PSU awards was determined by an independent third party using a Monte Carlo simulation model because the performance goals applicable to the PSU awards include a combination of operational and market-based (rTSR) criteria.

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2025 Outstanding Equity Awards Table
The table below provides information on option awards and stock awards held by our NEOs as of March 31, 2025:

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Brian S. Tyler	24,930	16,777,641	100,616	67,713,562
Britt J. Vitalone	8,195	5,515,153	32,617	21,950,915
Michele Lau	7,679	5,167,890	12,230	8,230,668
LeAnn B. Smith	3,906	2,628,699	14,031	9,442,723
Thomas L. Rodgers	3,044	2,048,582	12,190	8,203,748
(1)Stock awards vest as follows:
For Mr. Tyler, 3,500 shares on May 21, 2025; 4,579 shares on May 23, 2025; 5,272 shares on May 24, 2025; 3,500 shares on May 21, 2026; 4,579 shares on May 23, 2026; and 3,500 shares on May 21, 2027.
For Mr. Vitalone, 1,207 shares on May 21, 2025; 1,475 shares on May 23, 2025; 1,623 shares on May 24, 2025; 1,207 shares on May 21, 2026; 1,476 shares on May 23, 2026; and 1,207 shares on May 21, 2027.
For Ms. Lau, 724 shares on May 21, 2025; 4,748 shares on February 9, 2026; 724 shares on May 21, 2026; 758 shares on February 9, 2027; and 725 shares on May 21, 2027.
For Ms. Smith, 531 shares on May 21, 2025; 678 shares on May 23, 2025; 447 shares on May 24, 2025; 508 shares on February 10, 2026; 531 shares on May 21, 2026; 679 shares on May 23, 2026; and 532 shares on May 21, 2027.
For Mr. Rodgers, 422 shares on May 21, 2025; 594 shares on May 23, 2025; 588 shares on May 24, 2025; 423 shares on May 21, 2026; 594 shares on May 23, 2026; and 423 shares on May 21, 2027.
(2)Based on the $672.99 closing price of the Company’s common stock as reported by the NYSE on March 31, 2025, the last trading day of our fiscal year.
(3)SEC rules require us to disclose the threshold payout amounts for PSU awards outstanding as of the end of the fiscal year, except that if performance during the last completed fiscal year has exceeded threshold performance, the disclosure is based on the next higher performance measure.
Outstanding PSUs actually earned, if any, will pay out in May 2025, May 2026 and May 2027. The following amounts reflect actual payout values with respect to FY 2023 — FY 2025 PSU awards, which exceeded target performance levels, and maximum payouts for FY 2024 — FY 2026 PSUs and FY 2025 — FY 2027 PSUs granted to our NEOs:
Completion of the three-year PSU performance period ending March 31, 2025 — Mr. Tyler, 32,838 shares; Mr. Vitalone, 10,105 shares; Ms. Lau, 0 shares; Ms. Smith, 3,881 shares; and Mr. Rodgers, 3,664 shares.
Completion of the three-year PSU performance period ending March 31, 2026 — Mr. Tyler, 38,168 shares; Mr. Vitalone, 12,300 shares; Ms. Lau, 6,102 shares; Ms. Smith, 5,656 shares; and Mr. Rodgers, 4,950 shares.
Completion of the three-year PSU performance period ending March 31, 2027 — Mr. Tyler, 29,610 shares; Mr. Vitalone, 10,212 shares; Ms. Lau, 6,128 shares; Ms. Smith, 4,494 shares; and Mr. Rodgers, 3,576 shares.

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2025 Stock Vested Table
The table below provides information on stock awards vested with respect to our NEOs during the fiscal year ended March 31, 2025:

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brian S. Tyler	90,209	49,969,835
Britt J. Vitalone	26,058	14,435,883
Michele Lau	4,747	2,827,740
LeAnn B. Smith	3,843	2,158,092
Thomas L. Rodgers	9,712	5,380,441
(1)Amounts shown represents the aggregate fair market values of the Company’s common stock realized upon the vesting of RSUs. In addition to the amount realized upon vesting of RSUs, each NEO received cash payments of dividend equivalents as follows — Mr. Tyler, $87,323; Mr. Vitalone, $25,871; Ms. Lau, $12,627; Ms. Smith, $7,558; and Mr. Rodgers, $9,657.

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2025 Nonqualified Deferred Compensation Table
The table below provides information on the contributions, earnings and account balances for our NEOs participating in a Company-sponsored nonqualified deferred compensation program. The nonqualified deferred compensation plans referenced in the table below are described in the narrative immediately following the table.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last Fiscal Year-End ($)
Brian S. Tyler
SRSP Plans	216,954	173,563	250,960	-0-	4,325,016
DCAP Plans	-0-	-0-	264,728	-0-	4,879,956
Dividend Equivalents	-0-	71,077	-0-	87,323	96,508
Britt J. Vitalone
SRSP Plans	100,797	80,638	47,927	-0-	897,230
DCAP Plans	-0-	-0-	7,462	-0-	129,481
Dividend Equivalents	-0-	22,950	-0-	25,871	31,087
Michele Lau
SRSP Plans	28,746	22,997	(18)	-0-	51,725
DCAP Plans	-0-	-0-	-0-	-0-	-0-
Dividend Equivalents	-0-	31,706	-0-	12,627	19,079
LeAnn B. Smith
SRSP Plans	51,906	41,525	9,231	-0-	216,092
DCAP Plans	-0-	-0-	-0-	-0-	-0-
Dividend Equivalents	-0-	11,585	-0-	7,558	14,726
Thomas L. Rodgers
SRSP Plans	49,176	39,341	43,926	-0-	732,359
DCAP Plans	-0-	-0-	-0-	-0-	-0-
Dividend Equivalents	-0-	8,592	-0-	9,657	11,701
(1)Amounts shown reflect deferrals into SRSP and/or DCAP III accounts. These amounts are reported as compensation in the 2025 Summary Compensation Table shown above.
(2)Amounts shown represent Company contributions to SRSP and/or DCAP III accounts, as well as dividend equivalents on unvested RSUs. All recipients of RSUs, including our NEOs, receive dividend equivalents at the same dividend rate received by the Company’s common stock investors, which is currently $0.71 per share per quarter.
(3)Amounts shown include earnings (or losses) on compensation deferred into the current SRSP and DCAP III plans and their respective predecessor plans.
(4)Amounts shown represent dividend equivalents that were distributed in cash upon vesting of the related RSUs.

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Supplemental Retirement Savings Plan
The SRSP was originally adopted by the Board on January 1, 2005 and is the successor plan to the Supplemental Profit-Sharing Investment Plan (SPSIP), which was frozen effective December 31, 2004. The SRSP includes deferral and distribution provisions intended to comply with IRC Section 409A. The SRSP was most recently amended effective July 30, 2019.
U.S. employees, including NEOs, may elect to participate in the SRSP. Participants may elect to defer, in whole percentages, from 1.0% to 5.0% of covered compensation in excess of the IRC Section 401(a)(17) limit (currently, $345,000 per year). “Covered compensation” under this plan includes base salary and MIP payouts. An election to participate in the SRSP remains in effect until the participant informs the plan administrator that he or she wishes to cease participation. In that case, the election to cease participation becomes effective at the beginning of the next calendar year. At an employee contribution level of 5.0%, the Company contributes an additional 4.0% of the participant’s eligible pay as a matching contribution, consistent with the terms of our 401(k) Plan (Company Match). Participants are 100% vested in both the Company Match and their own contributions in the SRSP.
Participants in the SRSP and SPSIP make a distribution election at the time they elect to enroll in the plan. Upon separation from service, distributions may be made in either a lump sum or in installments. If the separation from service is not due to retirement, disability or death, the entire account balance is distributed as a lump sum at a time such payment would comply with IRC Section 409A. Distributions under the SRSP and the SPSIP are subject to ordinary income taxes.
Accounts in the SRSP are credited with earnings (or losses) based on the employee’s choice of hypothetical investments in certain of the funds offered under our 401(k) Plan. In the event no such hypothetical investment choice is made, interest is credited to the participant’s account at a default interest rate, which is 120% of the long-term applicable federal rate published by the IRS for December of the immediately preceding calendar year.
Unlike tax-qualified retirement accounts, assets for the payment of benefits under the SRSP and SPSIP are not held in trust. Distributions under these plans are paid from the Company’s general corporate funds. Participants and their beneficiaries are unsecured general creditors of the Company with no special or prior right to any Company assets for payment of any obligation under the plans.

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Deferred Compensation Administration Plan III
The DCAP III was adopted by the Board on January 1, 2005 and is the successor plan to the Deferred Compensation Administration Plan II, which was frozen effective December 31, 2004. The DCAP III includes deferral and distribution provisions intended to comply with IRC Section 409A. The DCAP III was most recently amended effective July 30, 2019.
Participation in DCAP III is offered to all senior-level management and executive-level employees, including our NEOs, and certain additional categories of senior-level professionals who are highly compensated employees. Participants may elect to defer into the DCAP III up to 75% of their annual base salary and up to 90% of their annual MIP payout. Unlike the SRSP, an employee’s election to participate in the DCAP III is in effect for only one calendar year. Amounts deferred under the DCAP III are credited to a book account, and credited with earnings (or losses) based on the employee’s choice of hypothetical investments in certain of the funds offered under the 401(k) Plan. In the event no such hypothetical investment choice is made, interest is credited to the participant’s account at a default interest rate, which is 120% of the long-term applicable federal rate published by the IRS for December of the immediately preceding calendar year (DCAP Rate).
Participants in the DCAP III make a distribution election at the time they elect to defer compensation. Distributions may be made at one or more specified dates in the future or upon separation from service in either a lump sum or in installments. If the separation from service is not due to retirement, disability or death, the entire account balance is distributed as a lump sum at a time such payment would comply with IRC Section 409A. Distributions under the DCAP plans are subject to ordinary income taxes.
Earnings that are deferred into the DCAP III are not considered “covered compensation” for 401(k) Plan or SRSP purposes, as defined by those plans. No 401(k) Plan or SRSP employee deductions are taken from compensation deferred into the DCAP III. To keep the DCAP III participants whole with respect to their Company Match, an amount is credited to a participant’s DCAP III account equal to 4% of the amount deferred.
As with the SRSP and the SPSIP, assets for the payment of benefits under the DCAP plans are not held in trust. Distributions are paid from the Company’s general corporate funds. Participants and their beneficiaries are unsecured general creditors of the Company with no special or prior right to any Company assets for payment of any obligation under the plans.
Severance and Change in Control Policies
Executive Severance Policy
The Severance Policy for Executive Employees, as amended and restated April 26, 2022 (Executive Severance Policy), applies in the event an executive officer is terminated by the Company for reasons other than for “Cause” and the termination is not covered by the Company’s CIC Policy, which is described below. Cause has the definition set forth in the Executive Severance Policy, which was included as an exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on May 9, 2022.
The benefit payable to participants under the Executive Severance Policy is a minimum of 12 months’ base salary, plus one month’s base salary per year of service, up to a maximum of 24 months. Benefits under this plan are paid as salary continuation and are reduced or eliminated by any income the executive receives under the Company’s short-term disability plan. Participants must execute a general release of the Company and its affiliates in order to receive severance benefits. In addition, benefits are subject to forfeiture and clawback if (1) the participant violates any continuing restrictive covenant obligation under any Company agreement, plan or policy, or if the participant does not comply with obligations under the release, (2) following termination the Company determines that the participant engaged in any certain act or omission during employment that would have entitled the Company to terminate the participant’s employment for Cause or (3) as determined by the Compensation and Talent Committee in its sole discretion, the participant has engaged in any other conduct not in good faith that is injurious to the Company.

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In addition to the benefits under the Executive Severance Policy, award agreements under our 2022 Stock Plan and 2013 Stock Plan provide for accelerated vesting of RSUs that would have vested within six months following termination and continued participation in PSU awards that would have paid out within six months of termination in the event an executive officer is terminated by the Company for reasons other than for “Cause.” Alternatively, if the officer has attained normal retirement or would be eligible for normal retirement within six months of termination, the officer is entitled to continued vesting of RSU awards and continued participation in PSU awards, provided that the award was granted at least one year before termination. For equity awards granted before April 23, 2024, "normal retirement" means age 60 with at least 10 years of service. For equity awards granted on or after April 23, 2024, "normal retirement" means age 55 with at least 10 years of service.
Change in Control Policy
The Change in Control Policy for Selected Executive Employees, amended and restated effective January 28, 2020 (CIC Policy), provides for severance payments to eligible executive employees of the Company (including executive officers). Payments under the CIC Policy are paid only upon a qualifying separation from service that occurs within six months prior to, or 24 months following, a “Change in Control.” For purposes of the CIC Policy, a qualifying separation from service is one that is by the Company other than for “Cause” and either proximate to or instigated by the party involved in, or otherwise in connection with, the Change in Control, or one that is initiated by the participant for “Good Reason.” Cause and Good Reason have the definitions set forth in the CIC Policy, which was included as an exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on May 22, 2020. A Change in Control is defined as the occurrence of any change in ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, all as defined in IRC Section 409A.
The CIC Policy expands eligibility for benefits to a larger employee group than is eligible under the Executive Severance Policy. Tier one participants (which would include any NEO participating in the CIC Policy) are eligible for a cash benefit equal to 2.99 times the participant’s “Earnings,” defined by the policy as the sum of (1) annual base salary plus (2) the greater of (A) the participant’s target bonus under the MIP or (B) the average of the participant’s MIP award for the latest three years for which the participant was eligible to receive an award (or such lesser period of time during which the participant was eligible to receive an award). Tier one participants are eligible for Company-paid life insurance for three years, and a taxable cash payment which is sufficient to provide a net amount equal to the participant’s premium for COBRA continuation coverage for three years. CIC Policy severance payments may be delayed following a participant’s separation from service to comply with IRC Section 409A. Any payments delayed as a result of such compliance will accrue interest at the DCAP Rate until paid.
Effective January 28, 2020, the Compensation and Talent Committee approved amendments to the CIC Policy that eliminated excise tax gross-ups. In the event that payments and benefits received in connection with a change in control would constitute parachute payments subject to excise tax under IRC Section 4999, payments and benefits will be reduced to the extent necessary to avoid payment of the excise tax, but only if the reduction results in a greater after-tax benefit to the participant.
Award agreements under our 2022 Stock Plan and 2013 Stock Plan include change in control provisions which provide for “double-trigger” vesting upon an involuntary or constructive termination of employment following a change in control. Our CIC Policy provides for cash severance benefits to selected management employees in the event of an involuntary or constructive termination of employment occurring in connection with a change in control (as defined in the CIC Policy).
Potential Payments upon Termination or Change in Control
The following narrative describes potential payments and benefits that may be received by our NEOs or their respective beneficiaries pursuant to existing plans or arrangements under various separation scenarios, including termination of employment or a change in control of McKesson.
Benefits and Payments upon Death or Disability
In the event of (1) death or (2) termination of employment due to permanent and total disability, which occurs on the first anniversary of the date the executive is unable to perform services, executives are entitled to accelerated vesting of their

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outstanding options and RSUs, prorated PSU awards and prorated MIP awards. Prorated PSU and MIP payments are made at the end of the performance period when payments are made to actively employed plan participants. Vested stock options remain exercisable for three years, subject to earlier expiration of the option term.
Termination for Cause
Generally, under the Company’s incentive plans and programs, “cause” means the executive’s willful misconduct and in some cases the executive’s negligent misconduct, which, in any case, is injurious to the Company. The specific consequences of such behavior are reflected in the applicable plan documents. In the event of termination for Cause, all obligations or commitments under our incentive plans are canceled or voided, including outstanding equity grants, vested stock options, and MIP awards. However, payments such as accrued but unpaid salary and paid time off are made as required by federal and state laws.
Benefits and Payments upon Voluntary Termination
In the event of voluntary termination, all unvested incentive awards are canceled unless the employee is eligible for certain benefits based on age and service with the Company. Employees whose age plus service equals 65 (65 points) are eligible for prorated MIP awards upon voluntary termination on or after January 1 of the fiscal year. Under the 2022 Stock Plan and 2013 Stock Plan (referred to below as the Stock Plans), all employee participants with at least 65 points have three years to exercise vested stock options following a voluntary termination, subject to expiration of the option term. Employees who have attained normal retirement are eligible for continued vesting of equity awards following a voluntary termination, and the full term to exercise stock options, provided they have completed at least one year of service following the grant date (refer to the section entitled "Executive Severance Policy" on page 69 for the definition of normal retirement).
Benefits and Payments upon Involuntary Termination
The Executive Severance Policy covers our executive officers, including our NEOs. The Executive Severance Policy is described above under “Severance and Change in Control Policies.”
Benefits and Payments upon Involuntary Termination in Connection with a Change in Control
The CIC Policy provides severance benefits to certain selected employees, including our NEOs. The CIC Policy is described above under “Severance and Change in Control Policies.”
Upon a qualifying termination in connection with a Change in Control, award agreements under the Stock Plans provide for accelerated vesting of outstanding unvested equity awards. Award agreements under the Stock Plans provide that upon a Change in Control, PSUs convert into time-based vesting awards based on the greater of target or actual performance under the terms of the awards through the date of the Change in Control. The MIP provides for payment, after the end of the fiscal year in which a Change in Control occurs, equal to the greatest of (1) the target award; (2) the award payable based on actual performance; or (3) the average actual award payable to the participant for the prior three years. This MIP award is also payable if the participant’s employment is involuntarily terminated within 12 months after a Change in Control.

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The table below sets forth the value of benefits to which NEOs or their beneficiaries may be entitled under the five termination scenarios described above. Unless otherwise noted, the amounts shown assume separation on March 31, 2025 and, where applicable, are calculated using the $672.99 closing price of the Company’s common stock on March 31, 2025, the trading last day of our fiscal year.
In the table below, a “-0-” indicates no monetary value is associated with the benefit, while a “–” indicates the NEO is not entitled to the benefit.

Name	Benefit	Benefits and Payments upon Death or Disability ($) (a)	Termination for Cause ($) (b)	Benefits and Payments upon Voluntary Termination ($) (c)	Benefits and Payments upon Involuntary Termination ($) (d)	Benefits and Payments upon Involuntary Termination in Connection with a Change in Control ($) (e)
Brian S. Tyler	Salary Continuation / Severance(1)	–	–	–	3,112,400	17,414,505
	MIP(2)	3,669,167	–	3,669,167	3,669,167	4,123,338
	Value of Stock Vesting(3)	50,760,944	–	–	31,084,735	61,684,244
	Medical(4)	–	–	–	–	97,331
	Total	54,430,111	–	3,669,167	37,866,302	83,319,418
Britt J. Vitalone	Salary Continuation / Severance(1)	–	–	–	2,068,240	8,317,843
	MIP(2)	1,524,688	–	1,524,688	1,524,688	1,679,806
	Value of Stock Vesting(3)	16,220,405	–	–	9,697,786	19,890,893
	Medical(4)	–	–	–	–	52,873
	Total	17,745,093	–	1,524,688	13,290,714	29,941,415
Michele Lau	Salary Continuation / Severance(1)	–	–	–	1,454,796	4,435,222
	MIP(2)	857,296	–	–	857,296	857,296
	Value of Stock Vesting(3)	7,223,875	–	–	487,245	9,283,223
	Medical(4)	–	–	–	–	97,331
	Total	8,081,171	–	–	2,799,337	14,673,072
LeAnn B. Smith	Salary Continuation / Severance(1)	–	–	–	834,054	4,057,157
	MIP(2)	783,913	–	–	783,913	783,913
	Value of Stock Vesting(3)	7,013,231	–	–	2,931,545	8,656,000
	Medical(4)	–	–	–	–	76,699
	Total	7,797,144	–	–	4,549,512	13,573,769
Thomas L. Rodgers	Salary Continuation / Severance(1)	–	–	–	1,273,474	4,888,017
	MIP(2)	751,029	–	751,029	751,029	958,230
	Value of Stock Vesting(3)	6,025,953	–	–	3,545,311	7,383,373
	Medical(4)	–	–	–	–	76,157
	Total	6,776,982	–	751,029	5,569,814	13,305,777
(1)Amounts shown in column (d) represent salary continuation calculated under the Executive Severance Policy plus six months’ interest accrued at the DCAP Rate, as though payments would be delayed six months to comply with IRC Section 409A. Amounts shown in column (e) represent the lump sum severance benefit calculated under the CIC Policy plus six months’ interest accrued at the DCAP Rate, as though payment would be delayed six months to comply with IRC Section 409A.
(2)Amounts shown in columns (a), (c) and (d) represent actual MIP payouts for FY 2025 as reported in the 2025 Summary Compensation Table on page 62. Amounts shown in column (e) are equal to the greatest of (i) the target award; (ii) the award payable based on actual performance; or (iii) the average actual award payable to the participant for the prior three years.

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(3)Amounts shown represent the value of RSUs and PSUs, as of March 31, 2025, which would become vested in whole or in part upon certain termination events. The amounts shown for the Value of Stock Vesting in the event of “Involuntary Termination in Connection with a Change in Control” in column (e) include PSU awards converted to RSUs based on the greater of target and actual performance achieved. PSU awards in this column are shown at (i) actual performance achieved with respect to FY 2023 — FY 2025 PSU awards; and (ii) target performance with respect to PSU awards with in-flight performance periods as of March 31, 2025. For more information on unvested equity awards held by our NEOs, refer to the 2025 Outstanding Equity Awards Table.
(4)Amounts shown represent three years of premiums for COBRA continuation coverage.
CEO Pay Ratio
Our CEO pay ratio was calculated in compliance with the requirements set for in item 402(u) of Regulation S-K. We identified our median employee using our global employee population identified as of January 1, 2025. We used annual base pay as our consistently applied compensation measure. For purposes of our CEO pay ratio, our CEO’s compensation is $20,161,714 and our median employee compensation is $68,406. Accordingly, our CEO to median employee pay ratio is approximately 295:1.
Our CEO pay ratio disclosure is a reasonable estimate and may not be comparable to the CEO pay ratio reported by other companies because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions.

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Pay Versus Performance
The following tables and narratives set forth information regarding: (i) the total compensation of our Principal Executive Officer (PEO), Mr. Brian S. Tyler, and our non-PEO Named Executive Officers (collectively, the Non-PEO NEOs) as presented in the Summary Compensation Table (SCT) for each of the past five fiscal years; (ii) “compensation actually paid” (CAP) to our PEO and our Non-PEO NEOs, as calculated pursuant to Item 402(v) of Regulation S-K (Item 402(v)); (iii) certain financial performance measures, including Total Shareholder Return (TSR), after-tax net income (loss) attributable to McKesson Corporation, prepared in accordance with GAAP (Net Income), and our Company-Selected Measure, Adjusted EPS for incentive programs; and (iv) the relationship of CAP to those certain financial performance measures.

Fiscal Year	Summary Compensation Table Total to PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid for Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)	Adjusted EPS ($)
					Company TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	20,161,714	39,170,522	4,960,023	8,345,708	514.93	179.18	3,295	33.05
2024	18,997,543	51,712,052	5,203,982	8,863,859	408.88	178.46	3,002	27.44
2023	20,221,325	38,806,464	4,898,008	8,070,799	269.71	153.73	3,560	26.37
2022	18,152,082	65,282,708	4,509,999	14,158,069	230.55	159.63	1,114	23.26
2021	14,840,073	33,045,127	4,271,746	9,719,606	145.67	134.04	(4,539)	17.04
Notes:
(1)To calculate CAP, the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:
PEO SCT Total to CAP Reconciliation

Fiscal Year	SCT Total ($)	Deductions from SCT Total ($)	Additions to SCT Total ($)	Compensation Actually Paid ($)
		(i)	(ii)
2025	20,161,714	14,500,512	33,509,320	39,170,522
2024	18,997,543	13,500,408	46,214,917	51,712,052
2023	20,221,325	13,000,596	31,585,735	38,806,464
2022	18,152,082	12,250,438	59,381,064	65,282,708
2021	14,840,073	11,500,289	29,705,343	33,045,127
Average Non-PEO NEOs SCT Total to CAP Reconciliation

Fiscal Year	SCT Total ($)	Deductions from SCT Total ($)	Additions to SCT Total ($)	Compensation Actually Paid ($)
		(i)	(ii)
2025	4,960,023	2,988,555	6,374,240	8,345,708
2024	5,203,982	3,317,343	6,977,220	8,863,859
2023	4,898,008	2,664,524	5,837,315	8,070,799
2022	4,509,999	2,326,573	11,974,643	14,158,069
2021	4,271,746	2,226,561	7,674,421	9,719,606
i.Represents the grant date fair value of equity-based awards granted in each fiscal year presented, as shown in the “Stock Awards” column of the SCT.
ii.Represents the value of equity calculated in accordance with Item 402(v) for each fiscal year presented. The assumptions used in calculating the fair value of the equity awards in FY 2025 did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table, except that the fair value calculations of (i) the TSR PSUs granted in FY 2024 and FY 2025 used an estimated volatility between 23% and 27%, as

74	2025 Proxy Statement

Executive Compensation

compared to an estimated volatility between 21% to 24% used to calculate the grant date fair value of such awards, and (ii) the non-TSR PSUs granted in FY 2024 and FY 2025 assumed payouts between 96% and 146%, as compared to the grant date fair value calculations which assumed a payout at target.
(2)The Principal Executive Officer (PEO) represented in columns (b) and (c) is Brian S. Tyler.
The non-PEO Named Executive Officers (Non-PEO NEOs) represented in columns (d) and (e) are the following individuals for each of the fiscal years presented:
•FY 2025 – Britt J. Vitalone, Michele Lau, LeAnn B. Smith and Thomas L. Rodgers;
•FY 2024 – Britt J. Vitalone, Michele Lau, LeAnn B. Smith, Thomas L. Rodgers, Lori A. Schechter and Nancy Avila;
•FY 2023 – Britt J. Vitalone, Lori A. Schechter, Nancy Avila and LeAnn B. Smith;
•FY 2022 – Britt J. Vitalone, Lori A. Schechter, Tracy L. Faber and Nancy Avila; and
•FY 2021 – Britt J. Vitalone, Lori A. Schechter, Thomas L. Rodgers and Tracy L. Faber.
(3)TSR is cumulative for the measurement periods beginning on March 31, 2020 and ending on March 31 of each of 2021, 2022, 2023, 2024 and 2025, respectively. The peer group referenced for purposes of the TSR comparison in column (g) is the group of companies included in the Standard & Poor’s (S&P) 500 Health Care Index, which is the industry peer group the Company used for purposes of Item 201(e) of Regulation S-K.
(4)Net Income in column (h) reflects GAAP income (loss) attributable to McKesson Corporation.
(5)Adjusted EPS for incentive programs, our Company-Selected Measure in column (i), is the non-GAAP financial performance measure from the tabular list of FY 2025 Most Important Measures below which, in the Company’s assessment, is the most important performance measure for FY 2025 linking PEO and non-PEO NEO CAP to the Company’s performance. See Appendix A to this proxy statement for a reconciliation of diluted earnings per share from continuing operations as reported under GAAP to Adjusted EPS for incentive programs.
PEO Equity Award Detail

Fiscal Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)		Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)		Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
	(i)	(ii)	(iii)		(iv)	(v)		(vi)
2025	18,727,156	12,743,644	-0	-	1,951,197	-0	-	87,323	33,509,320
2024	19,249,885	23,023,341	-0	-	3,840,553	-0	-	101,138	46,214,917
2023	14,913,714	13,443,829	-0	-	3,032,450	-0	-	195,742	31,585,735
2022	25,000,413	33,600,371	-0	-	572,038	-0	-	208,242	59,381,064
2021	16,364,447	13,034,008	-0	-	290,267	-0	-	16,621	29,705,343

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Executive Compensation

Non-PEO NEO Equity Award Detail

Fiscal Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)		Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)		Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
	(i)	(ii)	(iii)		(iv)	(v)		(vi)
2025	3,848,407	2,222,374	-0	-	289,531	-0	-	13,928	6,374,240
2024	3,848,402	2,812,080	53,629		533,378	(286,351)		16,082	6,977,220
2023	2,995,518	2,170,991	-0	-	638,913	-0	-	31,893	5,837,315
2022	4,748,056	6,817,164	-0	-	340,430	-0	-	68,993	11,974,643
2021	3,155,205	4,326,468	-0	-	171,389	-0	-	21,359	7,674,421
i.Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
ii.Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
iii.Add, for awards that are granted and vest in the same year, the fair value as of the vesting date;
iv.Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;
v.Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and
vi.Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.
Required Tabular Disclosure of Most Important Measures to Determine FY 2025 CAP
The four metrics listed below represent the most important measures the Compensation and Talent Committee used to link CAP to Company performance for FY 2025, as further described in the Compensation Discussion and Analysis in the sections entitled “Annual Compensation” and “Long-Term Incentive Compensation.”

FY 2025 Most Important Performance Measures
Adjusted EPS
Adjusted Operating Profit
Free Cash Flow
Average ROIC

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Executive Compensation

Relationships Between “Compensation Actually Paid” and Performance Measures
The graphs and narratives below show and describe (i) the relationship between the Company’s TSR and that of the S&P 500 Health Care Index, and (ii) the relationship of “compensation actually paid” (CAP) to our PEO and Non-PEO NEOs to (a) the Company’s TSR; (b) the Company’s Adjusted EPS (Company-Selected Measure), and (c) the Company’s Net Income.
Total Shareholder Return (TSR): Company versus Peer Group: The Company’s four-year cumulative TSR has significantly exceeded that of the S&P 500 Health Care Index. We selected the S&P 500 Health Care Index as the comparator because it is generally available to shareholders and broadly used by other companies in the same industry.
Compensation Actually Paid (CAP) versus TSR: As shown in the first table of this Pay versus Performance section, the PEO’s and Non-PEO NEOs’ CAP values are higher than the corresponding grant date fair values in the SCT, which is consistent with the Company’s positive TSR each year, as shown in the graphs immediately above and below. This is due primarily to the Company’s use of equity incentives, the value of which is tied directly to stock price in addition to the Company’s financial performance. Our executive compensation program emphasizes equity-based pay, with the majority of target direct compensation for both the PEO and Non-PEO NEOs delivered via equity-based awards.

2025 Proxy Statement	77

Executive Compensation

CAP versus Adjusted EPS: The chart below compares the PEO’s and Non-PEO NEOs’ CAP values to our Company-Selected Measure (CSM), Adjusted EPS. As noted above, for each fiscal year presented, CAP values are higher than the corresponding grant date fair value of stock awards shown in the SCT, which is consistent with our growing Adjusted EPS.
The Company focuses on Adjusted EPS in our incentive plans because earnings per share is one of the principal measures used by shareholders to assess financial performance results and establish a price for the Company’s equity, and it is a central component of our guidance to shareholders. The use of Adjusted EPS in our incentive plans aligns our executives’ interests with the broader set of strategic objectives they are tasked to manage, keeping enterprise value and shareholder interests at the forefront of management decisions on both a short- and long-term basis. Accordingly, Adjusted EPS is included as a key metric in both our annual and long-term incentives.
Given this emphasis on Adjusted EPS, its impact on the value of the Company’s shares and therefore CAP values — both positive and negative — is significant. Adjusted EPS drives a significant portion of the Company’s annual cash incentive and determines a significant portion of PSU award payouts to be earned during any three-year PSU performance period.
CAP versus Net Income: The Compensation and Talent Committee does not use Net Income to determine compensation opportunity or outcomes.
The committee believes that Adjusted EPS is a superior indicator of core operating performance and profitability. In addition, it is common for our shareholders to use Adjusted EPS and other metrics to inform their views of historical and future expectations for underlying operational performance. Net Income, on the other hand, can show variability year over year due to timing of specific events or because of unusual or non-recurring events. For example, in the table above, there is a large net loss in FY 2021 Net Income, which was primarily attributable to the opioid litigation settlement charge included in our FY 2021 GAAP results of operations. The actual cash impact of that settlement will take place over multiple years, and the FY 2021 Net Income loss figure does not reflect the actual underlying performance of the business, which is better reflected by the other metrics included in our incentive programs, as well as the Company’s 46% TSR for that fiscal year.
Therefore, we would not necessarily expect to see alignment between Net Income (loss) and CAP. The Compensation and Talent Committee is focused on alignment of our compensation programs to metrics that most appropriately measure our profitability and sustainable long-term growth.

78	2025 Proxy Statement

Principal Shareholders
Security Ownership of Certain Beneficial Owners
The following table sets forth, as of May 28, 2025, information regarding ownership of the Company’s outstanding common stock by any entity or person, to the extent known by us or ascertainable from public filings, that is the beneficial owner of more than 5% of the outstanding shares of common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*

The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	12,145,675	(1)	9.7%

BlackRock, Inc. 50 Hudson Yards New York, New York 10001	9,207,960	(2)	7.4%

*    Based on 125,104,722 shares of common stock outstanding, as of May 28, 2025.
(1)This information is based upon a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, which reports shared voting power with respect to 178,157 shares, sole dispositive power with respect to 11,570,003 shares, and shared dispositive power with respect to 575,672 shares.
(2)This information is based upon a Schedule 13G/A filed with the SEC on April 14, 2025 by BlackRock, Inc., which reports sole voting power with respect to 8,184,878 shares and sole dispositive power with respect to 9,207,960 shares as a result of being a parent company or control person of certain subsidiaries.
Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, all reports required by Section 16(a) of the Exchange Act in FY 2025 from our officers, directors and greater than 10% beneficial owners were timely filed except for one Form 4 for Ms. Lau to report a distribution of RSU shares on February 9, 2025.

2025 Proxy Statement	79

Principal Shareholders

Beneficial Stock Ownership of Directors and Executive Officers
The following table sets forth, as of May 28, 2025, except as otherwise noted, information regarding beneficial ownership of the Company’s outstanding common stock by: (i) all directors and director nominees; (ii) each executive officer named in the 2025 Summary Compensation Table below (collectively, our named executive officers or the NEOs); and (iii) all directors, NEOs and executive officers as a group. The table also includes shares of common stock that underlie outstanding RSUs and options to purchase common stock of the Company that either vest or become exercisable within 60 days after May 28, 2025.

Name of Individual	Shares of Common Stock Beneficially Owned	(1)	Percent of Class
Richard H. Carmona, M.D.	—		*
Dominic J. Caruso	349		*
Lynne M. Doughtie	—		*
W. Roy Dunbar	—		*
Deborah Dunsire, M.D.	28	(2)	*
Julie L. Gerberding, M.D., M.P.H.	—		*
James H. Hinton	—		*
Donald R. Knauss	2,069	(3)	*
Michele Lau	3,385	(4)	*
Bradley E. Lerman	—		*
Maria N. Martinez	349		*
Kevin M. Ozan	15		*
Thomas L. Rodgers	5,435		*
LeAnn B. Smith	2,800		*
Brian S. Tyler	70,828	(4)	*
Britt J. Vitalone	14,579	(4)	*
Kathleen Wilson-Thompson	—		*
All directors, NEOs and executive officers as a group (17 persons)	99,837	(2)(3)(4)	*
*    Less than 1.0%. The number of shares beneficially owned and the percentage of shares beneficially owned are based on 125,104,722 shares of the Company’s common stock outstanding as of May 28, 2025, adjusted as required by the rules promulgated by the SEC. Shares of common stock that may be acquired by exercise of stock options or vesting of RSUs within 60 days after May 28, 2025, and vested RSUs that are not yet settled are deemed outstanding and beneficially owned by the person holding such stock options or RSUs for purposes of computing the number of shares and percentage beneficially owned, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Deferred shares are not included in the table above. For information on the stock awarded to our directors and our director stock ownership requirements, please see "Director Compensation" on page 37.
(1)Except as otherwise indicated in the footnotes to this table, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
(2)The 28 shares are held by the Jireh Foundation, a charitable foundation, of which Dr. Dunsire is a co-trustee along with her spouse, but for which Dr. Dunsire disclaims beneficial ownership.
(3)Includes 1,296 shares held by immediate family members who share a household with the named person, by family trusts as to which the named person and his or her spouse have shared voting and investment power, or by an independent trust for which the named person disclaims beneficial ownership.
(4)Includes shares held under the Company’s 401(k) Plan as of May 28, 2025, as follows: Ms. Lau, 138 shares; Mr. Tyler, 215 shares; Mr. Vitalone, 550 shares; and all NEOs and executive officers as a group, 903 shares.

80	2025 Proxy Statement

Annual Meeting Information
Record Date and Who Can Vote

On or about June 20, 2025, the Company began delivering proxy materials to all shareholders of record at the close of business on June 4, 2025 (Record Date). On the Record Date, there were 124,903,702 shares of the Company’s common stock outstanding and entitled to vote. As a shareholder, you are entitled to one vote for each share of common stock you held on the Record Date, including shares: (A) held for you in an account with a broker, bank or other nominee; (B) held directly in your name as the shareholder of record; or (C) allocated to your account in the Company’s 401(k) Plan.
The names of shareholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the meeting for any purpose germane to the Annual Meeting. You may request this information prior to the Annual Meeting by contacting the Corporate Secretary of the Company by email at corpsecretary@mckesson.com.
How to Vote

Your vote is important. Shareholders can vote by using the Internet, telephone or mail, or at the Annual Meeting. As a shareholder, you are entitled to one vote for each share of common stock you held on the Record Date. You can vote in any of the following ways:
Shareholders of Record or a Participant in the Company’s 401(k) Plan
If you are a shareholder of record or a participant in the Company’s 401(k) Plan, you can vote your shares by using the Internet, by calling a toll-free number, or by mailing your signed proxy card(s). Specific instructions for voting by means of the Internet or telephone are included on the accompanying proxy card. The Internet and telephone voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you do not wish to vote via the Internet or by telephone, please complete, sign and return the proxy card in the self-addressed, postage-paid envelope provided.
Street Name Shareholders
If you have shares held by a broker, bank or other nominee, you can vote your shares by following the instructions provided by your broker, bank or other nominee.
Your vote as a shareholder is important. Please vote as soon as possible to ensure that your vote is recorded.
Proxy Authority
All shares represented by valid proxies will be voted as specified and in the discretion of the designated proxy holders as to any other matters that may properly come before the Annual Meeting. If you sign and return a proxy card without specific voting instructions, your shares will be voted as recommended by our Board of Directors on all proposals described in this proxy statement, and in the discretion of the designated proxy holders as to any other matters that may properly come before the Annual Meeting. We are currently not aware of any matter to be presented at the Annual Meeting other than the items described in this proxy statement.
Revocation
You can revoke your proxy at any time before the Annual Meeting by sending to the Corporate Secretary of the Company a written revocation to corpsecretary@mckesson.com or by submitting a proxy bearing a later date by the voting methods described above. You may also revoke your proxy by attending the Annual Meeting and casting a ballot. If you have shares held by a broker, bank or other nominee, you can revoke your proxy by following the instructions provided by your broker, bank or other nominee.

2025 Proxy Statement	81

Annual Meeting Information

Attendance

The Annual Meeting will be held on July 30, 2025 and conducted exclusively online without an option for physical attendance. Shareholders of record as of the Record Date will be able to attend and participate in the online Annual Meeting by visiting www.virtualshareholdermeeting.com/MCK2025 and entering the 16-digit control number on your Notice, voting instructions form or on your proxy card for purposes of asking questions and casting your votes for the Annual Meeting ballot items. Only shareholders and proxy holders who enter their valid control number will be able to participate in the online Annual Meeting in order to submit questions and vote.
The live webcast of the Annual Meeting will begin promptly at 8:30 a.m., Central Time. We encourage you to access the webcast early, starting at approximately 8:15 a.m., Central Time, in order to allow yourself time to log in and test your computer. If you encounter technical difficulties accessing the online Annual Meeting, please call the technical support telephone number posted on www.virtualshareholdermeeting.com/MCK2025.
Even if you plan to attend the Annual Meeting online, we recommend that you vote in advance of the Annual Meeting as described in this proxy statement, so that your vote will be counted if you later decide to not attend the Annual Meeting or you encounter technical difficulties. If you properly submit your votes before the online Annual Meeting, then you do not have to vote at the Annual Meeting unless you wish to change your vote.
Dividend Reinvestment Plan

For those shareholders who participate in the Company’s Automatic Dividend Reinvestment Plan (DRP), the enclosed proxy card includes all full shares of common stock held in your DRP account on the Record Date for the Annual Meeting, as well as your shares held of record.
401(k) Plan

Participants in the Company’s tax-qualified 401(k) Plan have the right to instruct the trustee, on a confidential basis, how the shares allocated to their accounts are to be voted, and will receive a voting instruction card for that purpose. In general, the 401(k) Plan provides that all shares for which no voting instructions are received from participants will be voted by the trustee in the same proportion as shares for which voting instructions are received. However, shares that have been allocated to 401(k) Plan participants’ PAYSOP accounts for which no voting instructions are received will not be voted.
Quorum, Vote Required and Method of Counting Votes

The presence in person or by proxy of holders of a majority of the voting power of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions or broker non-votes will be considered present for quorum purposes.
Item 1 – Election of Directors. You may vote “for” or “against” each of the director nominees, or “abstain” from voting on the election of any nominee. A nominee will be elected as a director if he or she receives a majority of votes cast (that is, the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee). Abstentions and broker non-votes (as described below) will not count as votes cast and will have no effect on the outcome of the matter. Each nominee previously submitted an irrevocable resignation in the event that the nominee fails to receive a majority of the votes cast and the Board decides to accept that resignation. As described in our Corporate Governance Guidelines, if a nominee fails to receive a majority of the votes cast, the Governance and Sustainability Committee will make a recommendation to the Board with respect to the irrevocable resignation, and the Board will take action no later than 90 days following the Annual Meeting and publicly disclose its determination.

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Annual Meeting Information

Item 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm. You may vote “for” or “against,” or “abstain” from voting on this proposal. Approval requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Shares represented by abstentions will have the effect of a vote against this proposal. As described in more detail below, this proposal is considered a routine matter, and brokers can cast discretionary votes on this proposal.
Item 3 – Non-Binding Advisory Vote on Executive Compensation. You may vote “for” or “against,” or “abstain” from voting on this non-binding advisory proposal. Approval requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Shares represented by abstentions will have the effect of a vote against this proposal. Broker non-votes with respect to this proposal will have no effect on the outcome of the matter.
All votes cast at the Annual Meeting will be tabulated by the independent inspector of election.
Broker Non-Votes

Broker non-votes occur when beneficial owners do not provide voting instructions and the broker, bank or other nominee does not have discretion to vote. Rules of the NYSE prohibit discretionary voting by brokers on certain “non-routine” matters. At the Annual Meeting, if brokers, banks and other nominees have not received instructions from the beneficial owners, they will not be permitted to vote on any proposal other than the ratification of the appointment of the independent registered public accounting firm (Item 2).
Therefore, we encourage all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted at the Annual Meeting.
Voting Results

We intend to publish voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.
Online Access to Annual Reports and Proxy Statements

The notice of annual meeting, proxy statement and annual report are available at www.proxyvote.com. Instead of receiving future copies of the proxy statement and annual report by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.
Shareholders of Record: You may elect to receive proxy materials online next year in place of printed materials by logging on to www.proxyvote.com and entering your request within either the Internet voting section or order hard copy options. By doing so you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the annual report, proxy statement and voting form when they become available.

2025 Proxy Statement	83

Annual Meeting Information

Beneficial Shareholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the proxy statement and annual report electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.
If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations by sending an e-mail to investors@mckesson.com.
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be held on July 30, 2025. Our 2025 proxy statement and annual report are available free of charge at proxyvote.com.
Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these shareholders notifies us that he or she wishes to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another shareholder and received only one set of proxy materials, but would like to request a separate copy of these materials, we will have a separate copy promptly delivered to you upon your written or oral request. To request such a separate copy, please contact Broadridge Investor Communication Solutions by calling 1-866-540-7095 or by writing to Broadridge Investor Communication Solutions, Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge Investor Communication Solutions if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
Solicitation of Proxies

We are providing these proxy materials in connection with the solicitation made by the Company’s Board of Directors of proxies to be voted at the Annual Meeting. The Company is paying the cost of preparing, printing and mailing these proxy materials. We will reimburse brokerage firms, banks and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. The Company has retained Alliance Advisors LLC (Alliance) to assist in distributing these proxy materials. We have also engaged Alliance to assist in the solicitation of proxies. We expect Alliance’s solicitation fee to be approximately $50,000 plus out-of-pocket expenses. The directors, officers and employees of the Company may also participate in the solicitation without remuneration in addition to compensation received as directors, officers or employees.
Shareholder Proposals for the 2026 Annual Meeting

To be eligible for inclusion in the Company’s 2026 proxy statement pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals must be sent to the Corporate Secretary of the Company at corpsecretary@mckesson.com or at the principal executive offices of the Company located at 6555 State Highway 161, Irving, Texas 75039, and must be received no later than February 20, 2026.
The Company’s advance notice By-Law provisions require that, for our 2026 Annual Meeting, shareholder nominations made outside of the Company’s proxy access By-Law provisions and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the By-Laws, no later than May 1, 2026 and no earlier than April 1, 2026. Any notice of director nominations other than through the Company's proxy access provision must include the additional information required by Rule 14a-19(b) under the Exchange Act.
Shareholders may also request that director nominees be included in the Company’s proxy materials pursuant to the Company’s proxy access provisions under its By-Laws. Such nominations must be submitted no later than April 1, 2026 and no earlier than March 2, 2026. Each shareholder making such a nomination would be required to provide certain information, representations and undertakings as outlined in the By-Laws. A copy of the full text of the Company’s By-Laws referred to above may be obtained by writing to the Corporate Secretary of the Company.

84	2025 Proxy Statement

Annual Meeting Information

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, on file with the SEC, excluding certain exhibits, may be obtained without charge by writing to Investor Relations, McKesson Corporation, 6555 State Highway 161, Irving, TX 75039.
Website addresses and hyperlinks are included for reference only. The reports mentioned above, or any other information contained on or available through websites referred to and/or linked to in this Proxy Statement (other than the Company’s website to the extent specifically referred to herein as required by the SEC or NYSE rules) are not part of this proxy solicitation and are not incorporated by reference into this Proxy Statement or any other proxy materials.
Some of these reports and information contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. For more information, please refer to the section “Cautionary Statements” in our Impact Report. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.

2025 Proxy Statement	85

Appendix A — Supplemental Information
The Company believes the presentation of Non-GAAP measures provides useful supplemental information to investors with regard to its operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Non-GAAP measures assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Non-GAAP measures may be defined and calculated differently by other companies in the same industry.
Reconciliation of GAAP Earnings Per Diluted Share (EPS) to Adjusted Earnings Per Diluted Share (Non-GAAP) and Adjusted Earnings Per Share (EPS) for Incentive Compensation (Non-GAAP)

	Year Ended March 31,
	2025	2024	2023
Earnings per diluted common share from continuing operations attributable to McKesson Corporation (GAAP)(a)	$25.72	$22.39	$25.05
After-tax adjustments:
Amortization of acquisition-related intangibles	1.29	1.42	1.29
Transaction-related expenses and adjustments	5.81	0.15	(0.52)	(b)
LIFO inventory-related adjustments	0.47	(0.86)	0.01
Gains from antitrust legal settlements	(2.57)	(1.35)	(0.67)
Restructuring, impairment, and related charges, net	1.98	0.66	1.13
Claims and litigation charges, net	0.62	0.82	0.02
Other adjustments, net	(0.27)	4.21	(0.37)	(c)
Adjusted Earnings per Diluted Share (Non-GAAP)(a)	$33.05	$27.44	$25.94
After-tax adjustments:
Incentive compensation adjustments, net(a)	(0.04)	—	0.43	(d)
Adjusted EPS for Incentive Compensation (Non-GAAP)(a)	$33.01	$27.44	$26.37

	FY 2023 — FY 2025 Cumulative
3-Year cumulative earnings per diluted common share from continuing operations attributable to McKesson Corporation (GAAP)(a)	$73.16	(e)
After-tax adjustments	13.27
3-Year Cumulative Adjusted Earnings per Diluted Share (Non-GAAP)(a)	$86.43	(e)
Incentive compensation adjustments, net(a)	$(0.08)	(f)
3-Year Cumulative Adjusted EPS for Incentive Compensation (Non-GAAP)(a)	$86.35
(a)Certain computations may reflect rounding adjustments.
(b)Transaction-related expenses and adjustments includes a net loss of $5.21 per diluted share for the year ended March 31, 2025 to remeasure assets and liabilities held for sale to fair value less costs to sell related to our sale of Rexall and Well.ca businesses in Canada.
(c)Other adjustments, net includes a credit of $(1.19) per diluted share for the year ended March 31, 2025 related to the bankruptcy of our customer, Rite Aid Corporation offset by a charge of $0.57 per diluted share related to our frozen U.K. defined benefit pension

A-1	2025 Proxy Statement

Appendix A — Supplemental Information

plan. Other adjustments, net includes a provision for bad debts of $4 per diluted share for the year ended March 31, 2024 related to the bankruptcy of our customer, Rite Aid Corporation.
(d)For the year ended March 31, 2025, consists of $(0.11) per diluted share primarily related to our Rexall and Well.ca divestiture activities offset by $0.07 per diluted share of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2025 plan FX rates. For the year ended March 31, 2024, consists of $(0.01) per diluted share of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2024 plan FX rates offset by $0.01 per diluted share related to business acquisition activities. For the year ended March 31, 2023, consists of $0.24 per diluted share of foreign currency gains or losses, primarily related to Euros and Canadian dollars, compared to our fiscal 2023 plan FX rates and $0.20 per diluted share impact from our European divestiture activities, partially offset by $(0.01) per diluted share related to business acquisition activities.
(e)GAAP earnings per diluted common share from continuing operations attributable to McKesson Corporation, as reported in our Annual Report on Form 10-K, was $25.72, $22.39, and $25.05 for the years ended March 31, 2025, 2024, and 2023, respectively. Adjusted Earnings per Diluted Share (Non-GAAP) was $33.05, $27.44, and $25.94 for the years ended March 31, 2025, 2024, and 2023, respectively.
(f)Incentive compensation adjustments, net includes $(0.56) per diluted share from our European divestiture activities, and $(0.11) per diluted share from our Rexall and Well.ca divestiture activities, offset by $0.59 per diluted share impact of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2023 plan FX rates.
Reconciliation of GAAP Income from Continuing Operations before Interest Expense and Income Taxes to Adjusted Operating Profit (Non-GAAP) and Adjusted Operating Profit for Incentive Compensation (Non-GAAP)

(In millions)	Year Ended March 31, 2025
Income from continuing operations before interest expense and income taxes (GAAP)	$4,624
Pre-tax adjustments:
Amortization of acquisition-related intangibles	226
Transaction-related expenses and adjustments	740
LIFO inventory-related adjustments	82
Gains from antitrust legal settlements	(444)
Restructuring, impairment, and related charges, net	344
Claims and litigation charges, net	108
Other adjustments, net	(62)
Adjusted Operating Profit (Non-GAAP)	$5,618
Pre-tax adjustments:
Incentive compensation adjustments, net	(8)	(a)
Adjusted Operating Profit for Incentive Compensation (Non-GAAP)	$5,610
(a)Consists of $(20) million primarily related to our Rexall and Well.ca divestiture activities, partially offset by $12 million of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2025 plan FX rates.

2025 Proxy Statement	A-2

Appendix A — Supplemental Information

Reconciliation of Operating Cash Flow (GAAP) to Free Cash Flow (Non-GAAP)

	Year Ended March 31,
(In millions)	2025	2024	2023
Operating Cash Flow (GAAP)	$6,085	$4,314	$5,159
Investing Cash Flow (GAAP)	(733)	(1,072)	(542)
Financing Cash Flow (GAAP)	(3,965)	(3,342)	(4,368)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(16)	6	25
Cash, cash equivalents, and restricted cash classified as Assets held for sale	—	—	470
Net increase (decrease) in cash, cash equivalents, and restricted cash	$1,371	$(94)	$744

	Year Ended March 31,
(In millions)	2025	2024	2023
Operating Cash Flow (GAAP)	$6,085	$4,314	$5,159
Payments for property, plant, and equipment	(537)	(431)	(390)
Capitalized software expenditures	(322)	(256)	(168)
Free Cash Flow (Non-GAAP)	$5,226	$3,627	$4,601
Supplemental Non-GAAP Financial Information
In an effort to provide investors with additional information regarding the Company’s financial results as determined by generally accepted accounting principles (“GAAP”), McKesson Corporation (the “Company” or “we”) also presents the following Non-GAAP measures.
•Adjusted Earnings per Diluted Share (Non-GAAP) and 3-Year Cumulative Adjusted Earnings per Diluted Share (Non-GAAP): We define Adjusted Earnings per Diluted Share as GAAP earnings per diluted common share from continuing operations attributable to McKesson, excluding per share impacts of amortization of acquisition-related intangibles, transaction-related expenses and adjustments, LIFO inventory-related adjustments, gains from antitrust legal settlements, restructuring, impairment, and related charges, claims and litigation charges, other adjustments as well as the related income tax effects for each of these items, as applicable, divided by diluted weighted-average shares outstanding. We define 3-Year Cumulative Adjusted Earnings per Diluted Share as the sum of Adjusted Earnings per Diluted Share (Non-GAAP) for the applicable last three fiscal years.
•Adjusted Operating Profit (Non-GAAP): We define Adjusted Operating Profit as GAAP income from continuing operations before interest expense and income taxes, excluding amortization of acquisition-related intangibles, transaction-related expenses and adjustments, LIFO inventory-related adjustments, gains from antitrust legal settlements, restructuring, impairment, and related charges, claims and litigation charges, and other adjustments.
The following provides further details regarding the adjustments made to our GAAP financial results to arrive at our Non-GAAP measures as defined above:
Amortization of acquisition-related intangibles — Amortization expenses of intangible assets directly related to business combinations and the formation of joint ventures.
Transaction-related expenses and adjustments — Transaction, integration, and other expenses that are directly related to business combinations, the formation of joint ventures, divestitures, and other transaction-related costs including initial public offering costs. Examples include transaction closing costs, professional service fees, legal fees, severance charges, retention payments and employee relocation expenses, facility or other exit-related expenses, certain fair value adjustments including deferred revenues, contingent consideration and inventory, recoveries of acquisition-related expenses or post-closing expenses, net interest expense impact of hedging foreign currency-denominated notes, bridge loan fees and gains or losses on business combinations, and divestitures of businesses that do not qualify as discontinued operations.
LIFO inventory-related adjustments — LIFO inventory-related non-cash charges or credit adjustments.

A-3	2025 Proxy Statement

Appendix A — Supplemental Information

Gains from antitrust legal settlements — Net cash proceeds representing the Company’s share of antitrust lawsuit settlements.
Restructuring, impairment, and related charges — Restructuring charges that are incurred for programs in which we change our operations, the scope of a business undertaken by our business units, or the manner in which that business is conducted as well as long-lived asset impairments. Such charges may include employee severance, retention bonuses, facility closure or consolidation costs, lease or contract termination costs, asset impairments, accelerated depreciation and amortization, and other related expenses. The restructuring programs may be implemented due to the sale or discontinuation of a product line, reorganization or management structure changes, headcount rationalization, realignment of operations or products, integration of acquired businesses, and/or company-wide cost saving initiatives. The amount and/or frequency of these restructuring charges are not part of our underlying business, which include normal levels of reinvestment in the business. Any credit adjustments due to subsequent changes in estimates are also excluded from adjusted results.
Claims and litigation charges — Adjustments to certain of the Company’s reserves, including those related to estimated probable settlements for its controlled substance monitoring and reporting, and opioid-related claims, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred. This also may include charges or credits for general non-operational claims not directly related to our ongoing business.
Other adjustments — The Company evaluates the nature and significance of transactions qualitatively and quantitatively on an individual basis and may include them in the determination of our adjusted results from time to time. While not all-inclusive, other adjustments may include: other asset impairments; gains or losses from debt extinguishment; and other similar substantive and/or infrequent items as deemed appropriate.
The Company evaluates the aforementioned Non-GAAP measures on a periodic basis and updates the definitions from time to time. The evaluation considers both the quantitative and qualitative aspects of the Company’s presentation of Non-GAAP adjusted results.
Income tax effects are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.
•Free Cash Flow (Non-GAAP): We define free cash flow as net cash provided by (used in) operating activities less payments for property, plant, and equipment and capitalized software expenditures, as disclosed in our consolidated statements of cash flows in our Annual Report on Form 10-K.
In addition, Adjusted EPS for Incentive Compensation (Non-GAAP), 3-Year Cumulative Adjusted EPS for Incentive Compensation (Non-GAAP), Adjusted Operating Profit for Incentive Compensation (Non-GAAP) and Free Cash Flow (Non-GAAP) are measures that management utilizes to determine employee incentive compensation. These measures are further adjusted from certain non-GAAP measures defined above for incentive compensation adjustments, net, including certain foreign currency gains or losses compared to plan, certain business acquisition activities and the impact from our European divestiture activities. While not all-inclusive, incentive compensation adjustments, net may include other substantive and/or infrequent items as deemed appropriate by our Compensation and Talent Committee.
The Company believes the presentation of Non-GAAP measures provides useful supplemental information to investors with regard to its operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Non-GAAP measures assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Non-GAAP measures may be defined and calculated differently by other companies in the same industry.
The Company internally uses both GAAP and Non-GAAP financial measures in connection with its own financial planning and reporting processes. Management utilizes Non-GAAP financial measures when allocating resources, deploying capital, as well as assessing business performance, and determining employee incentive compensation. The Company conducts its businesses internationally in local currencies, including Canadian dollars, Euro, and British pound sterling. As a result, the comparability of our results reported in U.S. dollars can be affected by changes in foreign currency exchange rates. We believe free cash flow is important to management and useful to investors as a supplemental measure as it indicates the cash flow available for working capital needs, re-investment opportunities, strategic acquisitions, share repurchases, dividend payments, or other strategic uses of cash. Nonetheless, Non-GAAP adjusted results and related Non-GAAP measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

2025 Proxy Statement	A-4

McKesson Corporation
6555 State Highway 161
Irving, TX 75039

www.mckesson.com

© 2025 McKesson Corporation. All rights reserved.

MCKESSON

McKESSON CORPORATION
ATTN: CORPORATE SECRETARY
6555 STATE HIGHWAY 161
IRVING, TX 75039

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off time.* Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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***Cut-off Time:** **11:59 P.M. Eastern Time on July 27, 2025** for participants in the McKesson Corporation 401(k) Retirement Savings Plan.
11:59 P.M. Eastern Time on July 29, 2025 for all other shareholders.

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V75513-P32337-Z89994

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McKESSON CORPORATION

The Board of Directors recommends a vote FOR the listed nominees:

1. Election of Twelve Directors for a One-Year Term

Nominees:	**For**	**Against**	**Abstain**
1a. Dominic J. Caruso	☐	☐	☐
1b. Lynne M. Doughtie	☐	☐	☐
1c. W. Roy Dunbar	☐	☐	☐
1d. Deborah Dunsire, M.D.	☐	☐	☐
1e. Julie L. Gerberding, M.D., M.P.H.	☐	☐	☐
1f. James H. Hinton	☐	☐	☐
1g. Donald R. Knauss	☐	☐	☐
1h. Bradley E. Lerman	☐	☐	☐
1i. Maria N. Martinez	☐	☐	☐
1j. Kevin M. Ozan	☐	☐	☐
1k. Brian S. Tyler	☐	☐	☐
1l. Kathleen Wilson-Thompson	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals:

	For	**Against**	**Abstain**
2. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2026	☐	☐	☐
3. Advisory Vote to Approve the Company's Executive Compensation	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer or partner.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V75514-P32337-Z89994

McKESSON CORPORATION
This proxy is solicited by the Board of Directors
Annual Meeting of Shareholders
July 30, 2025, 8:30 A.M. Central Time

The shareholder(s) hereby appoint(s) Britt J. Vitalone, Michele Lau and Saralisa C. Brau, each or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) each or any of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of McKesson Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders, and any adjournment or postponement thereof. If the shareholder(s) hold(s) shares of common stock of McKesson Corporation in the corporation's 401(k) Retirement Savings Plan ("401(k) Plan"), the shareholder(s) hereby authorize(s) and direct(s) the trustee of the 401(k) Plan to vote all shares in the account of the shareholder(s) under the 401(k) Plan in the manner indicated on the reverse side of this proxy at the Annual Meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations, and in the discretion of the proxy holder on any other matter that may properly come before the meeting. If shares are held in the 401(k) Plan and no direction is given, the trustee will vote such shares in the same proportion as shares for which voting instructions are received. Notwithstanding the foregoing, shares that have been allocated to 401(k) Plan participants' PAYSOP accounts for which no voting instructions are received will not be voted except as otherwise required by law.

Continued and to be signed on reverse side